UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 7 of its series:

Allspring Small Cap Fund, Allspring Disciplined Small Cap Fund, Allspring Special Small Cap Value Fund, Allspring Discovery Small Cap Growth Fund, Allspring Precious Metals Fund, Allspring Specialized Technology Fund and Allspring Utility and Telecommunications Fund.

Date of reporting period: March 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
March 31, 2022
Allspring
Disciplined Small Cap Fund

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Disciplined Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Disciplined Small Cap Fund for the 12-month period that ended March 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Disciplined Small Cap Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Disciplined Small Cap Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Disciplined Small Cap Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Disciplined Small Cap Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WDSAX)[3]	7-31-2018	-4.54	6.16	9.55	1.29	7.42	10.20	1.84	0.93
Class R6 (WSCJX)[4]	10-31-2016	–	–	–	1.76	7.55	10.33	1.41	0.50
Administrator Class (NVSOX)	8-1-1993	–	–	–	1.37	7.25	10.11	1.76	0.85
Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	1.68	7.52	10.31	1.51	0.60
Russell 2000® Index[6]	–	–	–	–	-5.79	9.74	11.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 0.50% for Class R6, 0.85% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[6]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Disciplined Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Disciplined Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2022.
■	Stock selection was the main contributor to Fund performance, adding value in 8 of the 11 sectors. The Fund benefited from positive stock selection within the health care, industrials, and information technology (IT) sectors. Sector weighting decisions contributed modestly to performance. Variations in sector weights versus the index were relatively small, as is typical for the strategy.
■	Negative stock selection within consumer discretionary detracted from relative performance, along with an underweight to utilities and energy.
U.S. small caps rallied from the lows of the pandemic before selling off sharply in early 2022
During 2021, U.S. equities advanced on improving economic data, reopening momentum, broadening COVID-19 vaccinations, and tailwinds from monetary and fiscal stimulus. The global economy continued healing from the lows of the pandemic lockdowns, but the recovery was uneven. The pace of growth was highly correlated with the regional success of reopening amid outbreaks of new COVID-19 variants.
Early in 2021, investors favored stocks that underperformed during the pandemic and companies that would benefit the most from reopening momentum. By the middle of 2021, markets responded swiftly to the inflation data, and the cyclical value trade lost steam as growth outperformed.
A volatile first quarter of 2022 began with a market correction and concluded with a rally in March that partially offset some of the earlier losses. Value outpaced growth again as global equity markets came under pressure from elevated inflation, surging energy prices, tightening monetary policy, and Russia’s invasion of Ukraine.
Ten largest holdings (%) as of March 31, 2022[1]
Tenet Healthcare Corporation	0.94
WESCO International Incorporated	0.81
Advansix Incorporated	0.80
SPS Commerce Incorporated	0.79
EMCOR Group Incorporated	0.78
NexPoint Residential Trust Incorporated	0.78
Civitas Resources Incorporated	0.75
SM Energy Company	0.75
Atkore Incorporated	0.73
BJ's Wholesale Club Holdings Incorporated	0.72
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Changes to the Fund’s portfolio during the period were minimal
Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, and improving sentiment. The team’s multifactor alpha model aggregates rankings from three factor groups — value, quality, and momentum — to provide a single score that indicates a stock’s attractiveness relative to the investment universe. These quantitative rankings are an integral part of the investment decision-making process which is augmented by portfolio manager validation and review. Our alpha model results were positive for the period. The quality and momentum factor groups were positive while value was particularly strong.
Our experience demonstrates that fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals typically reward long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as it relates to industry exposures, secular growth, oil prices, and inflation expectations. We still prefer an emphasis on quality and value over risk and value as we enter the middle phase of the economic cycle.
Stock selection was strongest in health care, industrials, and IT
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocation on relative performance, and that was true this period. Bottom-up stock-selection effects within health care, industrials, and IT contributed to relative performance. Within health care, Kezar Life Sciences surged higher after announcing promising Phase 2 clinical trial results for its experimental therapy for lupus nephritis. Encore Wire Corp., a manufacturer of electrical wire and cable, benefited from rising copper prices as customers paid a premium in a supply-constrained environment. Perficient, a digital consulting firm, reported strong earnings and a record backlog of consulting and application development deals.

8  |  Allspring Disciplined Small Cap Fund

Performance highlights (unaudited)
Stock selection was weakest in consumer discretionary
Bottom-up stock selection within the consumer discretionary sector detracted from relative performance. Big Lots, Inc., a discount retailer, disappointed due to supply chain pressures, higher freight costs, declining margins, and a fading boost from fiscal stimulus. Vivint Smart Home, Inc., posted strong subscriber growth but shares sold off after management lowered guidance due to higher shipping, component, and labor costs.
Sector allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The post-pandemic recovery will likely continue to decelerate in 2022 as financial conditions tighten
As the cycle matures, the question is less about value and more about the type of value. The evolution of real rates and growth will be important to watch, as changes in inflation expectations can affect the fundamental drivers of return differently. As seen in the first few months of 2021, deep value and risk were strongly rewarded, as we were still early in the cycle. 2021 was a year in which earnings did the heavy lifting and returns were attributed mainly to earnings growth — not higher stock valuations.
For 2022, given a slowing growth backdrop and tightening financial conditions, it is unlikely we will see broad-based multiple expansion. Strong revenue growth could offset some margin compression, but we expect that in 2022 there will be a sifting between firms that can maintain their margins and expand market share versus those that cannot. As the economic data continues to decelerate from the lofty levels of the post-pandemic restart, we would expect the market to emphasize higher-quality stocks.
The path forward will likely be volatile, as equity markets will be highly susceptible to changes in monetary policy, geopolitical tensions, and pandemic-related news. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Allspring Disciplined Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 990.78	$4.47	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Class R6
Actual	$1,000.00	$ 992.50	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%
Administrator Class
Actual	$1,000.00	$ 990.62	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Institutional Class
Actual	$1,000.00	$ 992.00	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 97.13%
Communication services: 3.16%
Diversified telecommunication services: 0.66%
Echostar Corporation Class A †	5,002	$ 121,749
Ooma Incorporated †	2,023	30,325
		152,074
Interactive media & services: 0.67%
Liberty TripAdvisor Holdings Incorporated Class A †	15,161	31,080
QuinStreet Incorporated †	3,380	39,208
Ziff Davis Incorporated	871	84,295
		154,583
Media: 1.62%
Entravision Communications Corporation Class A	17,885	114,643
Gray Television Incorporated	4,434	97,858
Magnite Incorporated †	1,396	18,441
Nexstar Media Group Incorporated Class A	758	142,868
		373,810
Wireless telecommunication services: 0.21%
Gogo Incorporated †	2,511	47,860
Consumer discretionary: 9.92%
Auto components: 0.84%
Dana Incorporated	4,678	82,192
Gentherm Incorporated †	424	30,969
Standard Motor Products Incorporated	1,036	44,693
The Goodyear Tire & Rubber Company †	2,443	34,910
		192,764
Diversified consumer services: 1.10%
Perdoceo Education Corporation †	5,004	57,446
Stride Incorporated †	3,697	134,312
Vivint Smart Home Incorporated †	8,995	60,806
		252,564
Hotels, restaurants & leisure: 2.55%
Bloomin' Brands Incorporated	7,134	156,520
Boyd Gaming Corporation	948	62,359
Brinker International Incorporated †	2,348	89,600
International Game Technology plc	4,618	113,972
Marriott Vacations Worldwide Corporation	566	89,258
Penn National Gaming Incorporated †	1,160	49,207
Wingstop Incorporated	226	26,521
		587,437
Household durables: 2.04%
Helen of Troy Limited †	353	69,132
Installed Building Products Incorporated	374	31,599
KB Home Incorporated	1,421	46,012
M/I Homes Incorporated †	1,225	54,329
Meritage Corporation †	781	61,879
Sonos Incorporated †	849	23,959
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  11

Portfolio of investments—March 31, 2022

	Shares	Value
Household durables (continued)
Taylor Morrison Home Corporation †	3,531	$ 96,114
TopBuild Corporation †	309	56,050
Universal Electronics Incorporated †	1,022	31,927
		471,001
Internet & direct marketing retail: 0.32%
1-800-Flowers.com Incorporated Class A †	1,783	22,751
Overstock.com Incorporated †	1,164	51,222
		73,973
Multiline retail: 0.33%
Big Lots Incorporated	2,168	75,013
Specialty retail: 2.14%
American Eagle Outfitters Incorporated «	1,796	30,173
Asbury Automotive Group Incorporated †	700	112,140
Bed Bath & Beyond Incorporated †«	1,963	44,226
Big 5 Sporting Goods Corporation «	4,174	71,584
Hibbett Incorporated	1,565	69,392
ODP Corporation †	1,282	58,754
Zumiez Incorporated †	2,830	108,134
		494,403
Textiles, apparel & luxury goods: 0.60%
Deckers Outdoor Corporation †	292	79,941
Steven Madden Limited	1,535	59,312
		139,253
Consumer staples: 4.13%
Food & staples retailing: 2.02%
BJ's Wholesale Club Holdings Incorporated †	2,452	165,780
Performance Food Group Company †	1,331	67,761
The Andersons Incorporated	1,935	97,253
United Natural Foods Incorporated †	3,272	135,297
		466,091
Food products: 0.98%
Fresh Del Monte Produce Incorporated	1,391	36,041
John B. Sanfilippo & Son Incorporated	450	37,548
Sanderson Farms Incorporated	392	73,496
The Simply Good Foods Company †	2,067	78,443
		225,528
Personal products: 1.13%
Medifast Incorporated	628	107,250
Natures Sunshine Products Incorporated	2,806	47,197
USANA Health Sciences Incorporated †	1,325	105,271
		259,718
Energy: 6.39%
Energy equipment & services: 1.33%
Nabors Industries Limited †	478	73,000
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Energy equipment & services (continued)
Nextier Oilfield Solutions Incorporated †	10,994	$ 101,585
Oceaneering International Incorporated †	8,621	130,694
		305,279
Oil, gas & consumable fuels: 5.06%
Civitas Resources Incorporated	2,915	174,055
Magnolia Oil & Gas Corporation Class A	6,793	160,654
Matador Resources Company	1,203	63,735
PDC Energy Incorporated	2,098	152,483
Peabody Energy Corporation †	3,761	92,257
Ranger Oil Corporation Class A †	4,392	151,656
Renewable Energy Group Incorporated †	1,292	78,360
SM Energy Company	4,421	172,198
Southwestern Energy Company †	10,801	77,443
World Fuel Services Corporation	1,644	44,454
		1,167,295
Financials: 15.54%
Banks: 9.12%
BankUnited Incorporated	2,805	123,308
Brookline Bancorp Incorporated	5,025	79,496
CNB Financial Corporation	2,884	75,907
Customers Bancorp Incorporated †	1,903	99,222
Enterprise Financial Service Corporation	1,142	54,028
Financial Institutions Incorporated	2,305	69,450
First Bancorp of North Carolina	1,988	83,039
First Bancorp of Puerto Rico	9,905	129,954
First Bank	2,851	40,541
First Foundation Incorporated	2,629	63,858
First Interstate BancSystem Class A	1,819	66,885
First Merchants Corporation	1,698	70,637
Great Southern Bancorp Incorporated	1,318	77,775
Hancock Whitney Corporation	1,944	101,380
Hanmi Financial Corporation	3,570	87,858
Hilltop Holdings Incorporated	2,948	86,671
Investors Bancorp Incorporated	4,170	62,258
NBT Bancorp Incorporated	2,562	92,565
OFG Bancorp	4,387	116,870
Preferred Bank	1,529	113,284
The Bancorp Incorporated †	3,529	99,977
TriCo Bancshares	2,217	88,747
Univest Financial Corporation	1,976	52,878
Webster Financial Corporation	1,162	65,211
Westamerica Bancorporation	1,655	100,128
		2,101,927
Capital markets: 1.83%
Artisan Partners Asset Management Incorporated Class A	1,544	60,756
Cowen Incorporated Class A	2,790	75,609
Evercore Partners Incorporated Class A	1,047	116,552
PJT Partners Incorporated Class A	712	44,941
Stifel Financial Corporation	1,817	123,374
		421,232
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  13

Portfolio of investments—March 31, 2022

	Shares	Value
Consumer finance: 1.19%
Atlanticus Holdings Corporation †	1,686	$ 87,318
Enova International Incorporated †	2,743	104,152
Green Dot Corporation Class A †	2,102	57,763
PROG Holdings Incorporated †	893	25,692
		274,925
Insurance: 2.08%
American Equity Investment Life Holding Company	2,148	85,727
CNO Financial Group Incorporated	6,036	151,443
Genworth Financial Incorporated Class A †	18,069	68,301
Selective Insurance Group Incorporated	785	70,148
Stewart Information Services Corporation	1,725	104,552
		480,171
Thrifts & mortgage finance: 1.32%
Essent Group Limited	2,804	115,553
MGIC Investment Corporation	5,032	68,184
Radian Group Incorporated	2,719	60,389
Walker & Dunlop Incorporated	461	59,663
		303,789
Health care: 15.58%
Biotechnology: 6.03%
Aduro Biotech Incorporated ♦†	4,415	0
Amicus Therapeutics Incorporated †	4,498	42,596
Arrowhead Pharmaceuticals Incorporated †	861	39,597
Biomea Fusion Incorporated †«	9,469	42,232
Cabaletta Bio Incorporated †	5,980	12,139
Cytokinetics Incorporated †	2,095	77,117
Forma Therapeutics Holdings †	3,784	35,191
Gossamer Bio Incorporated †	4,052	35,171
Halozyme Therapeutics Incorporated †	3,162	126,101
Heron Therapeutics Incorporated †	2,531	14,477
Horizon Therapeutics plc †	869	91,427
Intellia Therapeutics Incorporated †	836	60,752
Intercept Pharmaceuticals Incorporated †«	1,676	27,269
Jounce Therapeutics Incorporated †	4,419	30,005
Kezar Life Sciences Incorporated †	5,130	85,261
Kiniksa Pharmaceuticals Limited Class A †	6,135	60,982
Kymera Therapeutics Incorporated †	963	40,754
Ligand Pharmaceuticals Incorporated †	327	36,784
Mei Pharma Incorporated †	21,709	13,080
Neoleukin Therapeutics Incorporated †	12,532	23,560
Olema Pharmaceuticals Incorporated †	10,463	44,572
Organogenesis Holdings Incorporated Class A †	4,188	31,913
Passage Bio Incorporated †	16,467	51,048
Protagonist Therapeutics Incorporated †	1,780	42,150
Prothena Corporation plc †	1,503	54,965
Rigel Pharmaceuticals Incorporated †	15,309	45,774
Sana Biotechnology Incorporated †	12,398	102,407
Selecta Biosciences Incorporated †	14,526	17,867
Silverback Therapeutics Incorporated †	11,194	39,291
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Biotechnology (continued)
Ultragenyx Pharmaceutical Incorporated †	684	$ 49,672
Vanda Pharmaceuticals Incorporated †	1,293	14,624
		1,388,778
Health care equipment & supplies: 2.42%
Accuray Incorporated †	14,311	47,369
Apyx Medical Corporation †	4,453	29,078
Globus Medical Incorporated Class A †	1,452	107,129
Lantheus Holdings Incorporated †	2,148	118,806
Outset Medical Incorporated †	1,065	48,351
Seaspine Holdings Corporation †	2,487	30,242
STAAR Surgical Company †	871	69,602
Surmodics Incorporated †	1,676	75,973
ViewRay Incorporated †	7,956	31,188
		557,738
Health care providers & services: 4.14%
AMN Healthcare Services Incorporated †	994	103,704
Apollo Medical Holdings Incorporated †	793	38,437
Centene Corporation †	932	78,465
Modivcare Incorporated †	599	69,119
Option Care Health Incorporated †	5,435	155,224
Owens & Minor Incorporated	2,029	89,317
Select Medical Holdings Corporation	3,096	74,273
Tenet Healthcare Corporation †	2,511	215,841
The Ensign Group Incorporated	1,444	129,974
		954,354
Health care technology: 0.58%
NextGen Healthcare Incorporated †	2,454	51,313
Omnicell Incorporated †	635	82,226
		133,539
Pharmaceuticals: 2.41%
Amneal Pharmaceuticals Incorporated †	19,650	81,941
Catalent Incorporated †	738	81,844
Intra-Cellular Therapies Incorporated †	1,519	92,948
Pacira Biosciences Incorporated †	1,034	78,915
Prestige Consumer Healthcare Incorporated †	1,994	105,562
Supernus Pharmaceuticals Incorporated †	1,819	58,790
Tarsus Pharmaceuticals Incorporated †	3,363	56,566
		556,566
Industrials: 14.27%
Aerospace & defense: 0.35%
Moog Incorporated Class A	927	81,391
Air freight & logistics: 0.60%
Atlas Air Worldwide Holdings Incorporated †	1,609	138,969
Building products: 0.86%
Builders FirstSource Incorporated †	1,907	123,078
Simpson Manufacturing Company Incorporated	683	74,474
		197,552
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  15

Portfolio of investments—March 31, 2022

	Shares	Value
Commercial services & supplies: 0.64%
Ennis Incorporated	2,315	$ 42,758
Tetra Tech Incorporated	630	103,912
		146,670
Construction & engineering: 2.17%
Comfort Systems Incorporated	1,049	93,371
EMCOR Group Incorporated	1,595	179,645
MasTec Incorporated †	952	82,919
MYR Group Incorporated †	1,123	105,607
Primoris Services Corporation	1,590	37,874
		499,416
Electrical equipment: 1.75%
Atkore Incorporated †	1,701	167,446
Encore Wire Corporation	1,276	145,553
Generac Holdings Incorporated †	207	61,533
Plug Power Incorporated †	980	28,038
		402,570
Machinery: 1.98%
Alamo Group Incorporated	462	66,431
Hillenbrand Incorporated	3,438	151,856
Mueller Industries Incorporated	2,764	149,726
Watts Water Technologies Incorporated	643	89,756
		457,769
Professional services: 2.18%
CACI International Incorporated Class A †	220	66,277
CBIZ Incorporated †	1,636	68,663
Insperity Incorporated	642	64,470
Kelly Services Incorporated Class A	5,056	109,665
Science Applications International Corporation	598	55,118
TriNet Group Incorporated †	1,405	138,196
		502,389
Road & rail: 0.56%
Arcbest Corporation	1,618	130,249
Trading companies & distributors: 3.18%
Applied Industrial Technologies Incorporated	1,207	123,911
Boise Cascade Company	1,877	130,395
GMS Incorporated †	1,063	52,906
Rush Enterprises Incorporated Class A	2,579	131,297
Titan Machinery Incorporated †	3,771	106,568
WESCO International Incorporated †	1,439	187,271
		732,348
Information technology: 13.74%
Communications equipment: 0.42%
Ciena Corporation †	1,218	73,847
Emcore Corporation †	6,350	23,495
		97,342
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Electronic equipment, instruments & components: 2.09%
Advanced Energy Industries Incorporated	690	$ 59,395
Fabrinet †	623	65,496
Insight Enterprises Incorporated †	1,195	128,247
Plexus Corporation †	613	50,150
Sanmina Corporation †	2,833	114,510
TD SYNNEX Corporation	620	63,990
		481,788
IT services: 3.71%
EPAM Systems Incorporated †	158	46,864
Evertec Incorporated	2,972	121,644
EVO Payments Incorporated Class A †	5,137	118,613
ExlService Holdings Incorporated †	599	85,819
Hackett Group Incorporated	4,724	108,935
International Money Express Incorporated †	6,179	127,349
Maximus Incorporated	780	58,461
Perficient Incorporated †	831	91,485
TTEC Holdings Incorporated	1,158	95,558
		854,728
Semiconductors & semiconductor equipment: 2.90%
Diodes Incorporated †	1,345	117,002
Enphase Energy Incorporated †	481	97,056
FormFactor Incorporated †	1,229	51,655
Ichor Holdings Limited †	2,593	92,363
MKS Instruments Incorporated	312	46,800
Smart Global Holdings Incorporated †	4,808	124,191
SunPower Corporation †	794	17,055
Ultra Clean Holdings Incorporated †	2,874	121,829
		667,951
Software: 4.62%
A10 Networks Incorporated	7,323	102,156
Arlo Technologies Incorporated †	8,414	74,548
CleanSpark Incorporated †	3,113	38,508
Digital Turbine Incorporated †	743	32,551
InterDigital Incorporated	1,356	86,513
Rimini Street Incorporated †	25,308	146,786
Riot Blockchain Incorporated †«	2,590	54,830
SailPoint Technologies Holdings Incorporated †	737	37,720
SPS Commerce Incorporated †	1,383	181,450
Tenable Holdings Incorporated †	973	56,230
Upland Software Incorporated †	2,439	42,951
Verint Systems Incorporated †	1,155	59,714
Veritone Incorporated †	832	15,209
Workiva Incorporated †	409	48,262
Xperi Holding Corporation	5,137	88,973
		1,066,401
Materials: 5.06%
Chemicals: 1.84%
Advansix Incorporated	3,624	185,150
Futurefuel Corporation	1,398	13,603
Kooper Holdings Incorporated	1,491	41,032
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  17

Portfolio of investments—March 31, 2022

	Shares	Value
Chemicals (continued)
Minerals Technologies Incorporated	1,324	$ 87,583
Tronox Holdings plc Class A	4,920	97,367
		424,735
Containers & packaging: 1.22%
Berry Global Group Incorporated †	1,264	73,261
Greif Incorporated Class A	1,708	111,122
Myers Industries Incorporated	4,488	96,941
		281,324
Metals & mining: 2.00%
Arconic Corporation †	1,781	45,629
Cleveland Cliffs Incorporated †	3,155	101,623
Commercial Metals Company	3,614	150,415
Schnitzer Steel Industries Incorporated Class A	1,067	55,420
Suncoke Energy Incorporated	12,154	108,292
		461,379
Real estate: 7.20%
Equity REITs: 6.55%
Armada Hoffler Properties Incorporated	4,334	63,276
Braemar Hotels & Resorts Incorporated	16,447	101,642
CareTrust REIT Incorporated	2,787	53,789
Catchmark Timber Trust Incorporated Class A	11,215	91,963
Diversified Healthcare Trust	5,609	17,949
Easterly Government Properties Incorporated	3,049	64,456
First Industrial Realty Trust Incorporated	2,004	124,068
Getty Realty Corporation	1,244	35,603
Global Medical REIT Incorporated	5,772	94,199
Global Net Lease Incorporated	7,192	113,130
iStar Financial Incorporated «	4,550	106,516
National Health Investors Incorporated	629	37,117
National Storage Affiliates Trust	634	39,790
NexPoint Residential Trust Incorporated	1,985	179,265
Piedmont Office Realty Trust Incorporated Class A	5,064	87,202
STAG Industrial Incorporated	2,785	115,160
Uniti Group Incorporated	4,195	57,723
Urban Edge Properties	6,633	126,690
		1,509,538
Real estate management & development: 0.65%
Newmark Group Incorporated Class A	9,524	151,622
Utilities: 2.14%
Electric utilities: 1.02%
Otter Tail Corporation	1,964	122,750
Portland General Electric Company	2,027	111,789
		234,539
Independent power & renewable electricity producers: 0.54%
Brookfield Renewable Corporation Class A	866	37,931
Clearway Energy Incorporated Class A	2,569	85,599
		123,530
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Multi-utilities: 0.58%
Black Hills Corporation	669	$ 51,526
Northwestern Corporation	1,372	82,992
		134,518
Total Common stocks (Cost $17,399,975)		22,390,383

		Yield
Short-term investments: 4.00%
Investment companies: 4.00%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	561,734	561,734
Securities Lending Cash Investments LLC ♠∩∞		0.40	360,950	360,950
Total Short-term investments (Cost $922,684)				922,684
Total investments in securities (Cost $18,322,659)	101.13%			23,313,067
Other assets and liabilities, net	(1.13)			(260,105)
Total net assets	100.00%			$23,052,962

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,082,139	$4,960,553	$(5,480,958)	$0	$0	$ 561,734	561,734	$184
Securities Lending Cash Investments LLC	121,125	3,399,581	(3,159,756)	0	0	360,950	360,950	142 #
				$0	$0	$922,684		$326

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Micro E-Mini Russell 2000 Index	53	6-17-2022	$517,491	$547,596	$30,105	$0
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  19

Statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities (including $346,717 of securities loaned), at value (cost $17,399,975)	$ 22,390,383
Investments in affiliated securities, at value (cost $922,684)	922,684
Cash	989
Cash at broker segregated for futures contracts	49,500
Receivable for Fund shares sold	28,599
Receivable for dividends	16,793
Receivable from manager	7,319
Receivable for securities lending income, net	182
Prepaid expenses and other assets	25,290
Total assets	23,441,739
Liabilities
Payable upon receipt of securities loaned	360,950
Payable for daily variation margin on open futures contracts	5,789
Payable for Fund shares redeemed	4,861
Trustees’ fees and expenses payable	2,990
Administration fees payable	2,570
Accrued expenses and other liabilities	11,617
Total liabilities	388,777
Total net assets	$23,052,962
Net assets consist of
Paid-in capital	$ 18,287,075
Total distributable earnings	4,765,887
Total net assets	$23,052,962
Computation of net asset value and offering price per share
Net assets – Class A	$ 662,358
Shares outstanding – Class A1	56,039
Net asset value per share – Class A	$11.82
Maximum offering price per share – Class A2	$12.54
Net assets – Class R6	$ 235,825
Shares outstanding – Class R6[1]	20,262
Net asset value per share – Class R6	$11.64
Net assets – Administrator Class	$ 20,962,651
Shares outstanding – Administrator Class[1]	1,786,624
Net asset value per share – Administrator Class	$11.73
Net assets – Institutional Class	$ 1,192,128
Shares outstanding – Institutional Class[1]	101,812
Net asset value per share – Institutional Class	$11.71
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Disciplined Small Cap Fund

Statement of operations—year ended March 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $833)	$ 249,819
Income from affiliated securities	1,529
Total investment income	251,348
Expenses
Management fee	129,461
Administration fees
Class A	1,766
Class R6	62
Administrator Class	30,438
Institutional Class	1,860
Shareholder servicing fees
Class A	2,102
Administrator Class	58,506
Custody and accounting fees	30,935
Professional fees	51,803
Registration fees	61,379
Shareholder report expenses	24,730
Trustees’ fees and expenses	20,254
Other fees and expenses	14,483
Total expenses	427,779
Less: Fee waivers and/or expense reimbursements
Fund-level	(208,678)
Class A	(2,775)
Administrator Class	(170)
Net expenses	216,156
Net investment income	35,192
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,911,662
Futures contracts	(127,741)
Net realized gains on investments	2,783,921
Net change in unrealized gains (losses) on
Unaffiliated securities	(2,412,533)
Futures contracts	89,855
Net change in unrealized gains (losses) on investments	(2,322,678)
Net realized and unrealized gains (losses) on investments	461,243
Net increase in net assets resulting from operations	$ 496,435
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  21

Statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment income		$ 35,192		$ 45,561
Net realized gains on investments		2,783,921		1,536,209
Net change in unrealized gains (losses) on investments		(2,322,678)		13,460,022
Net increase in net assets resulting from operations		496,435		15,041,792
Distributions to shareholders from
Net investment income and net realized gains
Class R6		(248)		(2,550)
Administrator Class		(35,284)		(5,441)
Institutional Class		(9,783)		(1,918)
Total distributions to shareholders		(45,315)		(9,909)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	36,903	451,068	99,181	1,109,960
Class R6	8,565	101,266	7,526	72,031
Administrator Class	88,246	1,054,709	158,113	1,489,240
Institutional Class	11,224	134,580	40,317	328,237
		1,741,623		2,999,468
Reinvestment of distributions
Class R6	21	248	223	2,252
Administrator Class	2,936	35,233	529	5,411
Institutional Class	817	9,783	161	1,647
		45,264		9,310
Payment for shares redeemed
Class A	(65,850)	(791,179)	(30,780)	(318,521)
Class R6	(1,858)	(22,060)	(17,224)	(135,223)
Administrator Class	(402,466)	(4,858,565)	(856,001)	(7,874,576)
Institutional Class	(57,438)	(686,236)	(153,506)	(1,418,005)
		(6,358,040)		(9,746,325)
Net decrease in net assets resulting from capital share transactions		(4,571,153)		(6,737,547)
Total increase (decrease) in net assets		(4,120,033)		8,294,336
Net assets
Beginning of period		27,172,995		18,878,659
End of period		$23,052,962		$27,172,995
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$11.67	$6.12	$8.39	$23.70
Net investment income (loss)	0.01 [2]	(0.05) [2]	(0.00) [2,3]	0.02
Net realized and unrealized gains (losses) on investments	0.14	5.60	(2.22)	(3.37)
Total from investment operations	0.15	5.55	(2.22)	(3.35)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	(0.04)
Net realized gains	0.00	0.00	0.00	(11.92)
Total distributions to shareholders	0.00	0.00	(0.05)	(11.96)
Net asset value, end of period	$11.82	$11.67	$6.12	$8.39
Total return[4]	1.29%	90.69%	(26.67)%	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.81%	1.40%	1.14%
Net expenses	0.91%	0.93%	0.93%	0.92%
Net investment income (loss)	0.05%	(0.53)%	(0.05)%	0.16%
Supplemental data
Portfolio turnover rate	39%	48%	67%	176%
Net assets, end of period (000s omitted)	$662	$991	$102	$34

[1]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.45	$6.15	$8.50	$22.63	$23.82
Net investment income	0.06 [1]	0.04 [1]	0.08 [1]	0.06	0.07
Net realized and unrealized gains (losses) on investments	0.14	5.51	(2.35)	(2.19)	2.08
Total from investment operations	0.20	5.55	(2.27)	(2.13)	2.15
Distributions to shareholders from
Net investment income	(0.01)	(0.25)	(0.08)	(0.08)	(0.06)
Net realized gains	0.00	0.00	0.00	(11.92)	(3.28)
Total distributions to shareholders	(0.01)	(0.25)	(0.08)	(12.00)	(3.34)
Net asset value, end of period	$11.64	$11.45	$6.15	$8.50	$22.63
Total return	1.76%	90.71%	(27.03)%	(6.75)%	8.95%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.42%	0.89%	0.82%	1.06%
Net expenses	0.50%	0.50%	0.50%	0.64%	0.85%
Net investment income	0.49%	0.51%	0.95%	0.48%	0.14%
Supplemental data
Portfolio turnover rate	39%	48%	67%	176%	48%
Net assets, end of period (000s omitted)	$236	$155	$141	$4,014	$23,871

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.59	$6.10	$8.40	$22.53	$23.79
Net investment income	0.02	0.02	0.02 [1]	0.03 [1]	0.06
Net realized and unrealized gains (losses) on investments	0.14	5.47	(2.27)	(2.21)	2.00
Total from investment operations	0.16	5.49	(2.25)	(2.18)	2.06
Distributions to shareholders from
Net investment income	(0.02)	(0.00) [2]	(0.05)	(0.03)	(0.04)
Net realized gains	0.00	0.00	0.00	(11.92)	(3.28)
Total distributions to shareholders	(0.02)	(0.00) [2]	(0.05)	(11.95)	(3.32)
Net asset value, end of period	$11.73	$11.59	$6.10	$8.40	$22.53
Total return	1.37%	90.04%	(26.99)%	(7.01)%	8.52%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.75%	1.25%	1.13%	1.30%
Net expenses	0.85%	0.85%	0.85%	0.95%	1.20%
Net investment income	0.12%	0.17%	0.27%	0.16%	0.12%
Supplemental data
Portfolio turnover rate	39%	48%	67%	176%	48%
Net assets, end of period (000s omitted)	$20,963	$24,318	$17,049	$49,911	$91,506

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.60	$6.10	$8.48	$22.61	$23.82
Net investment income	0.04 [1]	0.04 [1]	0.06 [1]	0.07 [1]	0.09
Net realized and unrealized gains (losses) on investments	0.16	5.47	(2.28)	(2.22)	2.03
Total from investment operations	0.20	5.51	(2.22)	(2.15)	2.12
Distributions to shareholders from
Net investment income	(0.09)	(0.01)	(0.16)	(0.06)	(0.05)
Net realized gains	0.00	0.00	0.00	(11.92)	(3.28)
Total distributions to shareholders	(0.09)	(0.01)	(0.16)	(11.98)	(3.33)
Net asset value, end of period	$11.71	$11.60	$6.10	$8.48	$22.61
Total return	1.68%	90.34%	(26.80)%	(6.79)%	8.81%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.51%	0.94%	0.89%	1.07%
Net expenses	0.60%	0.60%	0.60%	0.71%	0.95%
Net investment income	0.36%	0.47%	0.69%	0.41%	0.37%
Supplemental data
Portfolio turnover rate	39%	48%	67%	176%	48%
Net assets, end of period (000s omitted)	$1,192	$1,708	$1,586	$25,658	$67,798

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Disciplined Small Cap Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined Small Cap Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Allspring Disciplined Small Cap Fund  |  27

Notes to financial statements
securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $18,621,755 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 6,030,514
Gross unrealized losses	(1,309,097)
Net unrealized gains	$ 4,721,417
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level

28  |  Allspring Disciplined Small Cap Fund

Notes to financial statements
expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 728,327	$0	$0	$ 728,327
Consumer discretionary	2,286,408	0	0	2,286,408
Consumer staples	951,337	0	0	951,337
Energy	1,472,574	0	0	1,472,574
Financials	3,582,044	0	0	3,582,044
Health care	3,590,975	0	0	3,590,975
Industrials	3,289,323	0	0	3,289,323
Information technology	3,168,210	0	0	3,168,210
Materials	1,167,438	0	0	1,167,438
Real estate	1,661,160	0	0	1,661,160
Utilities	492,587	0	0	492,587
Short-term investments
Investment companies	922,684	0	0	922,684
	23,313,067	0	0	23,313,067
Futures contracts	30,105	0	0	30,105
Total assets	$23,343,172	$0	$0	$23,343,172
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and

Allspring Disciplined Small Cap Fund  |  29

Notes to financial statements
provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.500%
Next $4 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class R6	0.50
Administrator Class	0.85
Institutional Class	0.60

30  |  Allspring Disciplined Small Cap Fund

Notes to financial statements
Sales charges
Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $9,906,425 and $13,223,259, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$100,663	$(100,663)	0
Barclays Capital Incorporated	24,010	(24,010)	0
BNP Paribas Securities Corporation	64,959	(64,959)	0
Citigroup Global Markets Incorporated	42,875	(42,875)	0
JPMorgan Securities LLC	31,736	(31,736)	0
Morgan Stanley & Co. LLC	50,808	(50,808)	0
National Financial Services LLC	31,666	(31,666)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2022, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $581,719 in long futures contracts during the year ended March 31, 2022.

Allspring Disciplined Small Cap Fund  |  31

Notes to financial statements
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $45,315 and $9,909 of ordinary income for the years ended March 31, 2022 and March 31, 2021, respectively.
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$35,173	$9,297	$4,721,417
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Allspring Disciplined Small Cap Fund

To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined Small Cap Fund (formerly, Wells Fargo Disciplined Small Cap Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

Allspring Disciplined Small Cap Fund  |  33

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $45,315 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Allspring Disciplined Small Cap Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Disciplined Small Cap Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Allspring Disciplined Small Cap Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Disciplined Small Cap Fund  |  37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0422-00544 05-22
A243/AR243 03-22

Annual Report
March 31, 2022
Allspring
Discovery Small Cap Growth Fund
(formerly, Allspring Fundamental Small Cap Growth Fund)

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Small Cap Growth Fund for the 12-month period that ended March 31, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Fundamental Small Cap Growth Fund to Allspring Discovery Small Cap Growth Fund. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery Small Cap Growth Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Discovery Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Discovery Small Cap Growth Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.
Notice to Shareholders
At a meeting held February 23-24, 2022, the Board of Trustees of the Allspring Funds approved changing the name of the Fund from Allspring Fundamental Small Cap Growth Fund to Allspring Discovery Small Cap Growth Fund which became effective on May 2, 2022. There was no change to the Fund’s investment process because of the name change.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Discovery Small Cap Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EGWAX)	6-5-1995	-22.29	13.31	11.26	-17.57	14.66	11.93	1.47	1.23
Class C (EGWCX)	7-30-2010	-19.16	13.84	11.11	-18.16	13.84	11.11	2.22	1.98
Class R6 (EGWRX)[3]	5-29-2020	–	–	–	-17.21	15.08	12.33	1.04	0.80
Administrator Class (EGWDX)	7-30-2010	–	–	–	-17.49	15.04	12.21	1.39	1.15
Institutional Class (EGRYX)	11-19-1997	–	–	–	-17.27	15.04	12.31	1.14	0.90
Russell 2000® Growth Index[4]	–	–	–	–	-14.33	10.33	11.21	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery Small Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Small Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2022.
■	Select holdings within the consumer discretionary and information technology (IT) sectors weighed on performance, along with an underweight to the energy sector.
■	Security selection within the health care, industrials, and real estate sectors contributed to the Fund’s performance.
Macro concerns dominate market sentiment
Over the past year, a continual stream of macro headlines created high uncertainty for investors. Optimism for the reopening of global economies dissipated as COVID-19 variants renewed fears of global shutdowns. Labor shortages and supply chain constraints contributed to persistently high inflation and brought about hawkish signaling by the U.S. Federal Reserve (Fed) which began tapering asset purchases and raising interest rates. As concerns rose that the Fed was too late in its efforts to tamp inflation, Russia’s invasion of Ukraine exacerbated inflationary pressures and supply chain disruptions. The crisis between the two commodity-rich countries fueled fears of deglobalization and highlighted the reliance of many other countries on Russia’s oil and natural gas.
Within the Russell 2000® Growth Index, leadership tilted toward perceived beneficiaries of rising oil prices, inflation, and interest rates. Defensive sectors, such as utilities and real estate, outperformed, as did energy and commodity stocks. Growth stocks rotated sharply out of favor, with many companies experiencing a compression of their valuation despite reporting favorable financial results.
Ten largest holdings (%) as of March 31, 2022[1]
WNS Holdings Limited ADR	2.67
Shockwave Medical Incorporated	2.64
Inari Medical Incorporated	2.42
iRhythm Technologies Incorporated	2.40
Casella Waste Systems Incorporated Class A	2.38
HealthEquity Incorporated	2.29
Saia Incorporated	2.27
Workiva Incorporated	2.16
Rexford Industrial Realty Incorporated	2.15
Wingstop Incorporated	2.09
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Despite the heightened macro uncertainty, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior long-term growth. This focus on security selection, even in times of high volatility, is key to generating strong long-term performance. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Stock selection within the consumer discretionary and IT sectors weighed on the Fund’s performance
Within consumer discretionary, Chegg, Inc., experienced a meaningful deceleration in subscriber growth. The company provides online learning tools for students and was adversely affected by the national labor shortage. As employers offered competitive wages for entry-level positions, college enrollments declined more than expected. We fully exited the position. A detractor in IT, Olo, Inc., provides software that enables and integrates digital orders, delivery, payment, and in-store digital ordering kiosks for restaurants. Demand is growing for Olo’s products, but additional investments by the company narrowed margins for the year which pressured the share price. We believe that these investments could expand demand for Olo’s products, paving the way for future growth.
Security selection within the health care and industrials sectors contributed to performance
A contributor within health care, Shockwave Medical, Inc., is a medical device company focused on the treatment of cardiovascular diseases. Over the past year, approvals by the Food and Drug Administration led to Shockwave exceeding revenue expectations and improving operating margins. Additionally, Shockwave’s devices are on track to receive approvals within Japan and China. According to our research, Shockwave’s devices are in the early stages of adoption and the company is well positioned to provide medical innovation to patients around the world. Within industrials, Casella Waste Systems, Inc., contributed favorably to returns. The company operates in a defensive industry with a stable financial profile and steady cash flows. With strong pricing power, Casella has consistently passed along rising costs to stay ahead of inflation. During the year, Casella boosted growth by consolidating the industry and driving synergies at

8  |  Allspring Discovery Small Cap Growth Fund

Performance highlights (unaudited)
acquired businesses. The role of Casella as a consistent “core holding” is important within our portfolio construction process, and we are confident in the company’s long-term outlook.
Sector allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Focusing on compelling long-term opportunities
Over the past year, market sentiment wavered violently as investors grappled with high inflation, tightening Fed policy, COVID-19 lockdowns, and the war in Ukraine. These market rotations have been primarily fueled by macro headlines and have shifted leadership generally toward cyclical industries and commodities.
It is our experience that attempting to time such short-term changes in sentiment is not a way to deliver consistent long-term performance. Furthermore, we do not believe the current environment represents a new long-term reality; the secular forces of demographics, debt, and disruption remain. Therefore, we believe economic growth will slow in the future. This would cool inflation and alter the current path of interest rates.
As investors focused on innovation and disruption, we look for companies that can compound growth well beyond the current trade. It is our experience that fundamentals — not sentiment — are truly what drive stock prices in the long run. In a time of extreme uncertainty and slowing growth, we believe the superior growth potential embedded in the portfolio will ultimately prove scarce and highly valuable. By emphasizing companies on the right side of change, the portfolio is well positioned to take advantage of the massive shift from internet technologies and cloud computing which are still in the early stages of mass adoption.

Allspring Discovery Small Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 781.91	$5.46	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19	1.23%
Class C
Actual	$1,000.00	$ 779.19	$8.74	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.11	$9.90	1.97%
Class R6
Actual	$1,000.00	$ 783.53	$3.56	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%
Administrator Class
Actual	$1,000.00	$ 782.23	$5.11	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Institutional Class
Actual	$1,000.00	$ 783.18	$4.00	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery Small Cap Growth Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 98.47%
Communication services: 2.08%
Interactive media & services: 1.28%
Bumble Incorporated Class A †	62,712	$ 1,817,394
Media: 0.80%
Magnite Incorporated †	85,695	1,132,031
Consumer discretionary: 10.31%
Diversified consumer services: 1.37%
Mister Car Wash Incorporated †	131,189	1,940,285
Hotels, restaurants & leisure: 4.03%
Papa John's International Incorporated	26,110	2,748,861
Wingstop Incorporated	25,212	2,958,628
		5,707,489
Internet & direct marketing retail: 2.47%
Global-E Online Limited †	52,674	1,779,328
Redbubble Limited †«	538,258	615,641
Xometry Incorporated Class A †«	29,834	1,096,400
		3,491,369
Leisure products: 2.44%
Callaway Golf Company †	85,026	1,991,309
Games Workshop Group plc	15,416	1,465,931
		3,457,240
Consumer staples: 1.37%
Beverages: 1.37%
MGP Ingredients Incorporated	22,577	1,932,365
Financials: 3.91%
Banks: 1.65%
Silvergate Capital Corporation Class A †	15,503	2,334,287
Capital markets: 1.05%
Open Lending Corporation Class A †	78,678	1,487,801
Insurance: 1.21%
Goosehead Insurance Incorporated Class A	21,706	1,705,440
Health care: 31.79%
Biotechnology: 4.83%
Ascendis Pharma AS ADR †	8,322	976,670
CareDx Incorporated †	42,874	1,585,909
Chimerix Incorporated †	157,856	722,980
CRISPR Therapeutics AG †	7,682	482,199
Fate Therapeutics Incorporated †	9,836	381,342
Mirati Therapeutics Incorporated †	5,945	488,798
ORIC Pharmaceuticals Incorporated †	30,239	161,476
Turning Point Therapeutics Incorporated †	13,305	357,239
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  11

Portfolio of investments—March 31, 2022

	Shares	Value
Biotechnology (continued)
Veracyte Incorporated †	34,991	$ 964,702
Zentalis Pharmaceuticals Incorporated †	15,502	715,262
		6,836,577
Health care equipment & supplies: 12.63%
Cryoport Incorporated †	35,250	1,230,578
Establishment Labs Holdings Incorporated †	15,069	1,015,500
Heska Corporation †	8,496	1,174,827
ICU Medical Incorporated †	8,244	1,835,444
Inari Medical Incorporated †	37,796	3,425,829
iRhythm Technologies Incorporated †	21,578	3,397,888
Pulmonx Corporation †	45,014	1,116,797
Shockwave Medical Incorporated †	18,025	3,737,664
Treace Medical Concepts Incorporated †	50,400	953,064
		17,887,591
Health care providers & services: 5.45%
Amedisys Incorporated †	12,427	2,141,048
HealthEquity Incorporated †	47,933	3,232,602
Option Care Health Incorporated †	81,883	2,338,578
		7,712,228
Health care technology: 3.73%
Inspire Medical Systems Incorporated †	11,087	2,845,922
OptimizeRx Corporation †	25,898	976,614
Phreesia Incorporated †	55,384	1,459,922
		5,282,458
Life sciences tools & services: 4.41%
Azenta Incorporated	20,238	1,677,325
Inotiv Incorporated †	57,883	1,515,377
MaxCyte Incorporated †«	153,622	1,073,818
Stevanato Group SpA †	98,385	1,979,505
		6,246,025
Pharmaceuticals: 0.74%
Arvinas Incorporated †	15,502	1,043,285
Industrials: 13.21%
Building products: 2.38%
Advanced Drainage Systems Incorporated	19,349	2,298,855
Trex Company Incorporated †	16,389	1,070,693
		3,369,548
Commercial services & supplies: 4.44%
Casella Waste Systems Incorporated Class A †	38,404	3,366,111
Tetra Tech Incorporated	17,672	2,914,820
		6,280,931
Electrical equipment: 1.32%
Allied Motion Technologies	62,633	1,868,969
Machinery: 0.74%
Kornit Digital Limited †	12,703	1,050,411
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery Small Cap Growth Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Road & rail: 2.27%
Saia Incorporated †	13,200	$ 3,218,424
Trading companies & distributors: 2.06%
SiteOne Landscape Supply Incorporated †	18,045	2,917,696
Information technology: 31.68%
Electronic equipment, instruments & components: 4.55%
Littelfuse Incorporated	8,066	2,011,741
Nayax Limited †	423,762	778,005
Nlight Incorporated †	71,434	1,238,666
Novanta Incorporated †	16,965	2,413,950
		6,442,362
IT services: 12.52%
Globant SA †	10,398	2,725,004
Keywords Studios plc	68,287	2,350,276
MongoDB Incorporated †	5,425	2,406,476
Paymentus Holdings Incorporated A †«	82,147	1,731,659
Repay Holdings Corporation †	100,460	1,483,794
Shift4 Payments Incorporated Class A †	40,423	2,503,396
StoneCo Limited Class A †	63,321	740,856
WNS Holdings Limited ADR †	44,190	3,777,803
		17,719,264
Semiconductors & semiconductor equipment: 1.02%
Impinj Incorporated †	22,792	1,448,204
Software: 13.59%
Avalara Incorporated †	19,768	1,967,114
Bill.com Holdings Incorporated †	9,410	2,134,094
CS Disco Incorporated †	35,919	1,220,168
Five9 Incorporated †	20,640	2,278,656
Freshworks Incorporated Class A †«	48,327	866,020
Jamf Holding Corporation †	64,201	2,234,837
Lightspeed Commerce Incorporated †«	35,156	1,071,203
Olo Incorporated Class A †	135,565	1,796,236
Sprout Social Incorporated Class A †	32,589	2,611,031
Workiva Incorporated †	25,914	3,057,852
		19,237,211
Materials: 1.97%
Chemicals: 0.53%
Aspen Aerogels Incorporated †	21,563	743,492
Containers & packaging: 1.44%
Ranpak Holdings Corporation †	99,954	2,042,060
Real estate: 2.15%
Equity REITs: 2.15%
Rexford Industrial Realty Incorporated	40,802	3,043,421
Total Common stocks (Cost $129,934,797)		139,395,858

The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  13

Portfolio of investments—March 31, 2022

		Yield	Shares	Value
Short-term investments: 4.88%
Investment companies: 4.88%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	1,852,545	$ 1,852,545
Securities Lending Cash Investments LLC ♠∩∞		0.40	5,055,425	5,055,425
Total Short-term investments (Cost $6,907,970)				6,907,970
Total investments in securities (Cost $136,842,767)	103.35%			146,303,828
Other assets and liabilities, net	(3.35)			(4,739,093)
Total net assets	100.00%			$141,564,735

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 672,531	$69,176,844	$(67,996,830)	$0	$0	$ 1,852,545	1,852,545	$ 1,144
Securities Lending Cash Investments LLC	5,017,845	60,361,032	(60,323,452)	0	0	5,055,425	5,055,425	2,672 #
				$0	$0	$6,907,970		$3,816

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery Small Cap Growth Fund

Statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities (including $4,781,290 of securities loaned), at value (cost $129,934,797)	$ 139,395,858
Investments in affiliated securities, at value (cost $6,907,970)	6,907,970
Foreign currency, at value (cost $349)	329
Receivable for investments sold	1,938,320
Receivable for Fund shares sold	158,057
Receivable for dividends	124,274
Receivable for securities lending income, net	2,066
Prepaid expenses and other assets	49,736
Total assets	148,576,610
Liabilities
Payable upon receipt of securities loaned	5,055,425
Payable for investments purchased	1,774,807
Management fee payable	70,334
Payable for Fund shares redeemed	67,458
Administration fees payable	21,681
Trustees’ fees and expenses payable	3,417
Distribution fee payable	346
Accrued expenses and other liabilities	18,407
Total liabilities	7,011,875
Total net assets	$141,564,735
Net assets consist of
Paid-in capital	$ 125,416,987
Total distributable earnings	16,147,748
Total net assets	$141,564,735
Computation of net asset value and offering price per share
Net assets – Class A	$ 101,162,810
Shares outstanding – Class A1	6,825,088
Net asset value per share – Class A	$14.82
Maximum offering price per share – Class A2	$15.72
Net assets – Class C	$ 793,121
Shares outstanding – Class C1	66,169
Net asset value per share – Class C	$11.99
Net assets – Class R6	$ 2,168,672
Shares outstanding – Class R6[1]	114,450
Net asset value per share – Class R6	$18.95
Net assets – Administrator Class	$ 503,860
Shares outstanding – Administrator Class[1]	27,596
Net asset value per share – Administrator Class	$18.26
Net assets – Institutional Class	$ 36,936,272
Shares outstanding – Institutional Class[1]	1,953,426
Net asset value per share – Institutional Class	$18.91
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  15

Statement of operations—year ended March 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $397)	$ 299,009
Securities lending income (including from affiliate), net	39,546
Income from affiliated securities	1,144
Total investment income	339,699
Expenses
Management fee	1,458,676
Administration fees
Class A	272,868
Class C	2,944
Class R6	410
Administrator Class	641
Institutional Class	49,936
Shareholder servicing fees
Class A	324,842
Class C	3,492
Administrator Class	1,232
Distribution fee
Class C	10,297
Custody and accounting fees	22,523
Professional fees	57,520
Registration fees	72,265
Shareholder report expenses	47,182
Trustees’ fees and expenses	20,255
Other fees and expenses	11,282
Total expenses	2,356,365
Less: Fee waivers and/or expense reimbursements
Fund-level	(343,940)
Class A	(20,021)
Class R6	(222)
Administrator Class	(91)
Institutional Class	(5,846)
Net expenses	1,986,245
Net investment loss	(1,646,546)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	19,377,472
Net change in unrealized gains (losses) on investments	(48,630,162)
Net realized and unrealized gains (losses) on investments	(29,252,690)
Net decrease in net assets resulting from operations	$(30,899,236)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery Small Cap Growth Fund

Statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment loss		$ (1,646,546)		$ (1,196,806)
Payment from affiliate		0		2,422
Net realized gains on investments		19,377,472		18,310,286
Net change in unrealized gains (losses) on investments		(48,630,162)		55,783,989
Net increase (decrease) in net assets resulting from operations		(30,899,236)		72,899,891
Distributions to shareholders from
Net investment income and net realized gains
Class A		(20,423,584)		(2,946,281)
Class C		(219,886)		(25,513)
Class R6		(261,203)		(982) [1]
Administrator Class		(73,953)		(4,445)
Institutional Class		(5,596,005)		(385,274)
Total distributions to shareholders		(26,574,631)		(3,362,495)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	332,425	6,683,479	851,445	18,597,612
Class C	9,338	159,600	52,448	945,378
Class R6	101,634	2,520,991	18,616 [1]	480,290 [1]
Administrator Class	19,749	478,478	12,658	329,154
Institutional Class	1,426,944	36,296,515	316,411	7,406,047
		46,139,063		27,758,481
Reinvestment of distributions
Class A	1,111,624	20,009,223	139,563	2,880,580
Class C	15,071	219,886	1,415	24,733
Class R6	11,367	261,203	10 [1]	262 [1]
Administrator Class	3,223	71,474	138	3,389
Institutional Class	243,402	5,583,641	13,426	339,942
		26,145,427		3,248,906
Payment for shares redeemed
Class A	(833,733)	(16,092,697)	(821,662)	(15,585,066)
Class C	(45,052)	(778,561)	(9,108)	(150,170)
Class R6	(15,802)	(375,226)	(1,375) [1]	(36,477) [1]
Administrator Class	(10,679)	(239,024)	(4,715)	(109,842)
Institutional Class	(452,264)	(10,422,365)	(190,256)	(4,941,582)
		(27,907,873)		(20,823,137)
Net increase in net assets resulting from capital share transactions		44,376,617		10,184,250
Total increase (decrease) in net assets		(13,097,250)		79,721,646
Net assets
Beginning of period		154,661,985		74,940,339
End of period		$141,564,735		$154,661,985
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.39	$11.00	$13.28	$15.32	$14.08
Net investment loss	(0.21) [1]	(0.18) [1]	(0.10) [1]	(0.11) [1]	(0.12) [1]
Net realized and unrealized gains (losses) on investments	(2.94)	11.09	(1.27)	2.17	2.35
Total from investment operations	(3.15)	10.91	(1.37)	2.06	2.23
Distributions to shareholders from
Net realized gains	(3.42)	(0.52)	(0.91)	(4.10)	(0.99)
Net asset value, end of period	$14.82	$21.39	$11.00	$13.28	$15.32
Total return[2]	(17.57)%	99.31%	(11.52)%	17.46%	16.08%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.47%	1.52%	1.51%	1.52%
Net expenses	1.23%	1.23%	1.23%	1.23%	1.33%
Net investment loss	(1.03)%	(0.99)%	(0.74)%	(0.74)%	(0.79)%
Supplemental data
Portfolio turnover rate	55%	55%	63%	155%	44%
Net assets, end of period (000s omitted)	$101,163	$132,937	$66,472	$86,006	$84,738

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.08	$9.39	$11.55	$13.94	$12.99
Net investment loss	(0.31) [1]	(0.28) [1]	(0.18) [1]	(0.20) [1]	(0.21) [1]
Payment from affiliate	0.00	0.01	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(2.36)	9.48	(1.07)	1.91	2.15
Total from investment operations	(2.67)	9.21	(1.25)	1.71	1.94
Distributions to shareholders from
Net realized gains	(3.42)	(0.52)	(0.91)	(4.10)	(0.99)
Net asset value, end of period	$11.99	$18.08	$9.39	$11.55	$13.94
Total return[2]	(18.16)%	98.22% [3]	(12.30)%	16.69%	15.17%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.20%	2.26%	2.26%	2.27%
Net expenses	1.98%	1.98%	1.98%	1.98%	2.08%
Net investment loss	(1.79)%	(1.74)%	(1.49)%	(1.48)%	(1.54)%
Supplemental data
Portfolio turnover rate	55%	55%	63%	155%	44%
Net assets, end of period (000s omitted)	$793	$1,569	$395	$349	$274

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.09% on the total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2022	2021 [1]
Net asset value, beginning of period	$26.29	$17.87
Net investment loss	(0.14) [2]	(0.11) [2]
Net realized and unrealized gains (losses) on investments	(3.78)	9.05
Total from investment operations	(3.92)	8.94
Distributions to shareholders from
Net realized gains	(3.42)	(0.52)
Net asset value, end of period	$18.95	$26.29
Total return[3]	(17.21)%	50.11%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.03%
Net expenses	0.80%	0.80%
Net investment loss	(0.58)%	(0.54)%
Supplemental data
Portfolio turnover rate	55%	55%
Net assets, end of period (000s omitted)	$2,169	$454

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$25.54	$12.91	$15.43	$17.14	$15.63
Net investment loss	(0.22) [1]	(0.20) [1]	(0.11) [1]	(0.11) [1]	(0.11) [1]
Payment from affiliate	0.00	0.11	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(3.64)	13.24	(1.50)	2.50	2.61
Total from investment operations	(3.86)	13.15	(1.61)	2.39	2.50
Distributions to shareholders from
Net realized gains	(3.42)	(0.52)	(0.91)	(4.10)	(0.99)
Net asset value, end of period	$18.26	$25.54	$12.91	$15.43	$17.14
Total return	(17.49)%	101.97% [2]	(11.52)%	17.59%	16.21%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.39%	1.44%	1.43%	1.44%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.20%
Net investment loss	(0.95)%	(0.90)%	(0.66)%	(0.62)%	(0.66)%
Supplemental data
Portfolio turnover rate	55%	55%	63%	155%	44%
Net assets, end of period (000s omitted)	$504	$391	$93	$104	$133

[1]	Calculated based upon average shares outstanding
[2]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.89% on the total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.26	$13.39	$15.94	$17.53	$15.94
Net investment loss	(0.17) [1]	(0.15) [1]	(0.07) [1]	(0.07) [1]	(0.08) [1]
Net realized and unrealized gains (losses) on investments	(3.76)	13.54	(1.57)	2.58	2.66
Total from investment operations	(3.93)	13.39	(1.64)	2.51	2.58
Distributions to shareholders from
Net realized gains	(3.42)	(0.52)	(0.91)	(4.10)	(0.99)
Net asset value, end of period	$18.91	$26.26	$13.39	$15.94	$17.53
Total return	(17.27)%	100.11%	(11.29)%	17.85%	16.40%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.14%	1.19%	1.18%	1.19%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.98%
Net investment loss	(0.69)%	(0.66)%	(0.41)%	(0.41)%	(0.44)%
Supplemental data
Portfolio turnover rate	55%	55%	63%	155%	44%
Net assets, end of period (000s omitted)	$36,936	$19,311	$7,980	$9,695	$8,878

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Small Cap Growth Fund (formerly, Allspring Fundamental Small Cap Growth Fund)(the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2022, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

Allspring Discovery Small Cap Growth Fund  |  23

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $137,301,125 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 37,247,791
Gross unrealized losses	(28,245,088)
Net unrealized gains	$ 9,002,703
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At March 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(1,360,103)	$1,360,103
As of March 31, 2022, the Fund had a qualified late-year ordinary loss of $287,091 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Discovery Small Cap Growth Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 2,949,425	$ 0	$0	$ 2,949,425
Consumer discretionary	12,514,811	2,081,572	0	14,596,383
Consumer staples	1,932,365	0	0	1,932,365
Financials	5,527,528	0	0	5,527,528
Health care	45,008,164	0	0	45,008,164
Industrials	18,705,979	0	0	18,705,979
Information technology	44,069,036	778,005	0	44,847,041
Materials	2,785,552	0	0	2,785,552
Real estate	3,043,421	0	0	3,043,421
Short-term investments
Investment companies	6,907,970	0	0	6,907,970
Total assets	$143,444,251	$2,859,577	$0	$146,303,828
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2022, Allspring Funds Distributor received $2,462 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.

Allspring Discovery Small Cap Growth Fund  |  27

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class C and Administrator Class of the Fund were reimbursed by Allspring Funds Management in the amount of $698 and $1,724, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $107,699,988 and $92,578,591, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 156,576	$ (156,576)	0
Barclays Capital Incorporated	258,048	(258,048)	0
BNP Paribas Securities Corporation	1,051,050	(1,051,050)	0
Citigroup Global Markets Incorporated	564,480	(564,480)	0
JPMorgan Securities LLC	596,057	(596,057)	0
Morgan Stanley & Co. LLC	1,140,428	(1,140,428)	0
UBS Securities LLC	1,014,651	(1,014,651)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.

28  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:
	Year ended March 31
	2022	2021
Ordinary income	$ 3,018,902	$ 0
Long-term capital gain	23,555,729	3,362,495
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$7,441,088	$9,002,646	$(287,091)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Discovery Small Cap Growth Fund  |  29

To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Small Cap Growth Fund (formerly, Wells Fargo Fundamental Small Cap Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust) including the portfolio of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

30  |  Allspring Discovery Small Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $23,555,729 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $138,869 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2022, $3,018,902 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery Small Cap Growth Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Discovery Small Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery Small Cap Growth Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Discovery Small Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00039 05-22
A247/AR247 03-22

Annual Report
March 31, 2022
Allspring Small Cap Fund

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Cap Fund for the 12-month period that ended March 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Small Cap Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Small Cap Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Small Cap Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Small Cap Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher G. Miller, CFA®‡, Theran Motl, CFA®‡
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSMX)	3-31-2008	-5.94	5.60	8.98	-0.22	6.86	9.63	1.69	1.24
Class C (WSCDX)	3-31-2008	-1.98	6.05	8.81	-0.98 ♠	6.05	8.81	2.44	1.99
Class R6 (WFSJX)[3]	5-29-2020	–	–	–	0.23	7.28	10.08	1.26	0.81
Administrator Class (WFSDX)	4-8-2005	–	–	–	-0.16	6.99	9.81	1.61	1.16
Institutional Class (WFSSX)	4-8-2005	–	–	–	0.09	7.21	10.05	1.36	0.91
Russell 2000® Index[4]	–	–	–	–	-5.79	9.74	11.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2022.
■	Stock selection and allocation in the health care and consumer discretionary sectors were the largest relative contributors to performance over the period.
■	An underweight position in the outperforming energy sector and stock selection in the consumer staples sector were the largest relative detractors from performance.
Small-cap stocks struggled during a volatile year
The small-cap segment of the U.S. stock market, represented by the benchmark Russell 2000® Index, declined 5.79% during the 12-month reporting period. Sector performance was mixed as energy, real estate, and utilities were among outperforming sectors while health care and consumer discretionary were the main laggards among the benchmark sectors.
The period started out on a strong note as the global economy continued to emerge from the pandemic malaise. However, more recently, the Russia-Ukraine war has applied new pressures to a global system that was looking to normalize interest rates and process the effects of the highest inflation seen in decades. After entering 2022 near all-time highs, by late February, U.S. equities were tracking for one of the worst starts to a new year on record. Investors wrestled with a more hawkish U.S. Federal Reserve (Fed), higher inflation, and the prospect of slowing global growth.
Ten largest holdings (%) as of March 31, 2022[1]
LivaNova plc	2.48
Atkore Incorporated	2.18
Zendesk Incorporated	2.02
Integer Holdings Corporation	1.88
Ashland Global Holdings Incorporated	1.85
Revolve Group Incorporated	1.83
Stericycle Incorporated	1.80
National Vision Holdings Incorporated	1.76
Air Lease Corporation	1.75
Masonite International Corporation	1.73
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Macro drivers dominated asset prices as commodity inflation, supply chain bottlenecks, labor tightness, interest rate increases, and the Russian invasion of Ukraine continued to overwhelm most fundamental company drivers. Commodity prices rose sharply because of supply concerns and sanctions on Russia. Oil prices rallied, the price of gold gained, and the U.S. dollar index jumped 2.5%. As a result, more commodity-exposed and defensive sectors were among market leaders for the quarter, including energy, utilities, and consumer staples. Further, higher input costs and inflation prompted an earlier start and more aggressive balance sheet reduction from the Fed. The market expects several rate hikes in the quarters ahead following the 0.25% liftoff at the Fed’s March meeting. However, the fluidity and fallout from the Russia-Ukraine war and its impact on the global economy may lead to a more cautious stance from Fed officials.
Portfolio changes were modest
Changes to the Fund’s positioning were modest over the period. The largest relative sector overweights include materials, industrials, and information technology. The largest relative sector underweights include energy, real estate, and utilities.
Sector allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Health care and consumer discretionary stocks contributed to the Fund's relative performance.
The leading contributors to relative performance at the sector level included health care and consumer discretionary due to strong stock selection in each sector and favorable relative weightings. Leading stock performers in the health

8  |  Allspring Small Cap Fund

Performance highlights (unaudited)
care sector included LivaNova PLC, a medical device supplier; Cardiovascular Systems, Inc., a provider of products to help treat coronary artery disease; and HealthEquity, Inc., a leading provider of health savings accounts. In the consumer discretionary sector, leading stock performers included Houghton Mifflin Harcourt Co.*, an education technology company; Revolve Group, Inc., an online retailer; and Service Corporation International, a provider of funeral services.
An underweight to energy detracted
The leading detractors from relative performance at the sector level included energy and consumer staples. The Fund’s underweight exposure to the energy sector was the largest detractor from performance. Oil prices moved higher during the period on the heels of the Russia-Ukraine war, which spurred supply fears in the market and caused the commodity price to rally. In the consumer staples sector, weaker stock selection detracted from performance. Leading detractors in the sector included The Honest Company, Inc., a baby product company; TreeHouse Foods, Inc., a private-label food and beverage company; and Nomad Foods Ltd., a frozen foods company.
Despite elevated volatility, we continue to search for quality companies that are attractively valued
As we look ahead, global growth is slowing due to higher price inflation and the near-term fallout from Russia’s invasion of Ukraine. Geopolitical risk is elevated and the central bank has shifted to a more hawkish stance in recent months. However, it is important to remember the U.S. is entering this changing paradigm with strong fundamentals and strong consumer balance sheets. As an investment team, we continue to be focused on a long-term, diversified investment approach with a focus toward quality companies with attractive valuations. With elevated market volatility, we believe this has offered attractive entry points into quality stocks that have been sold off despite strong fundamentals.
Overall, we continue to feel comfortable with our portfolio positioning and maintain diversified exposure across sectors with both growth and value stocks. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. Our style-agnostic focus and private market value process provides access to a broader opportunity set for selecting stocks, which allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor. This leads to a balanced, all-weather portfolio designed to navigate through the market cycle.

*	This security was no longer held at the end of the reporting period.

Allspring Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 955.60	$5.90	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Class C
Actual	$1,000.00	$ 952.34	$9.64	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$9.95	1.98%
Class R6
Actual	$1,000.00	$ 957.83	$3.90	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%
Administrator Class
Actual	$1,000.00	$ 955.93	$5.61	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Institutional Class
Actual	$1,000.00	$ 957.08	$4.39	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 97.72%
Communication services: 2.29%
Interactive media & services: 2.29%
Bumble Incorporated Class A †	16,490	$ 477,880
Eventbrite Incorporated Class A †	44,438	656,349
		1,134,229
Consumer discretionary: 9.49%
Auto components: 2.03%
Dana Incorporated	30,421	534,497
Gentherm Incorporated †	6,484	473,591
		1,008,088
Diversified consumer services: 0.64%
Service Corporation International	4,811	316,660
Hotels, restaurants & leisure: 2.54%
Jack In The Box Incorporated	7,093	662,557
Planet Fitness Incorporated Class A †	7,052	595,753
		1,258,310
Internet & direct marketing retail: 2.52%
Revolve Group Incorporated †	16,880	906,287
The RealReal Incorporated †	47,528	345,053
		1,251,340
Specialty retail: 1.76%
National Vision Holdings Incorporated †	19,960	869,657
Consumer staples: 5.92%
Food products: 3.97%
Nomad Foods Limited †	34,103	770,046
The Simply Good Foods Company †	21,742	825,109
TreeHouse Foods Incorporated †	11,519	371,603
		1,966,758
Personal products: 1.95%
e.l.f. Beauty Incorporated †	23,905	617,466
The Honest Company Incorporated †	67,206	350,143
		967,609
Financials: 12.91%
Banks: 6.43%
Ameris Bancorp	10,712	470,043
Pinnacle Financial Partners Incorporated	6,681	615,186
United Community Bank	11,502	400,270
Veritex Holdings Incorporated	15,708	599,574
Webster Financial Corporation	14,332	804,312
Wintrust Financial Corporation	3,202	297,562
		3,186,947
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  11

Portfolio of investments—March 31, 2022

	Shares	Value
Capital markets: 1.01%
Raymond James Financial Incorporated	4,584	$ 503,827
Insurance: 3.99%
Axis Capital Holdings Limited	13,313	805,037
CNO Financial Group Incorporated	18,721	469,710
Reinsurance Group of America Incorporated	6,442	705,141
		1,979,888
Thrifts & mortgage finance: 1.48%
Essent Group Limited	17,800	733,538
Health care: 17.62%
Biotechnology: 2.24%
Agios Pharmaceuticals Incorporated †	4,630	134,779
Atara Biotherapeutics Incorporated †	10,290	95,594
Coherus Biosciences Incorporated †	9,424	121,664
Insmed Incorporated †	12,001	282,024
Mirati Therapeutics Incorporated †	828	68,078
Neurocrine Biosciences Incorporated †	2,530	237,188
Sage Therapeutics Incorporated †	3,896	128,958
Zymeworks Incorporated †	6,577	43,079
		1,111,364
Health care equipment & supplies: 10.21%
AngioDynamics Incorporated †	28,246	608,419
Cardiovascular Systems Incorporated †	27,617	624,144
Haemonetics Corporation †	6,433	406,694
Integer Holdings Corporation †	11,564	931,711
LivaNova plc †	15,010	1,228,268
Neuronetics Incorporated †	80,461	243,797
Teleflex Incorporated	1,220	432,893
ViewRay Incorporated †	149,175	584,766
		5,060,692
Health care providers & services: 1.41%
HealthEquity Incorporated †	10,393	700,904
Health care technology: 0.49%
Schrodinger Incorporated †	7,164	244,436
Life sciences tools & services: 3.27%
Azenta Incorporated	6,117	506,977
Bruker Corporation	9,366	602,234
Codexis Incorporated †	7,876	162,403
Sotera Health Company †	16,137	349,527
		1,621,141
Industrials: 19.56%
Building products: 5.06%
Armstrong World Industries Incorporated	7,821	703,968
Masonite International Corporation †	9,649	858,182
Tecnoglass Incorporated «	14,262	359,973
The AZEK Company Incorporated †	23,636	587,118
		2,509,241
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Small Cap Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Commercial services & supplies: 3.03%
Steelcase Incorporated Class A	50,936	$ 608,685
Stericycle Incorporated †	15,181	894,465
		1,503,150
Construction & engineering: 1.72%
APi Group Corporation †	40,428	850,201
Electrical equipment: 3.11%
Atkore Incorporated †	11,011	1,083,923
Regal Rexnord Corporation	3,094	460,325
		1,544,248
Machinery: 2.79%
Albany International Corporation Class A	7,502	632,569
SPX Corporation †	15,215	751,773
		1,384,342
Road & rail: 0.88%
Ryder System Incorporated	5,475	434,332
Trading companies & distributors: 2.97%
Air Lease Corporation	19,423	867,237
Herc Holdings Incorporated	3,618	604,532
		1,471,769
Information technology: 17.14%
Communications equipment: 0.58%
Infinera Corporation †	33,142	287,341
Electronic equipment, instruments & components: 1.31%
Littelfuse Incorporated	2,616	652,457
IT services: 2.73%
EVO Payments Incorporated Class A †	30,688	708,586
WNS Holdings Limited ADR †	7,550	645,450
		1,354,036
Semiconductors & semiconductor equipment: 1.25%
Macom Technology Solutions Holdings Incorporated †	10,359	620,193
Software: 11.27%
8x8 Incorporated †	25,820	325,074
Benefitfocus Incorporated †	25,273	318,945
CommVault Systems Incorporated †	8,975	595,491
Instructure Holdings Incorporated †«	27,035	542,322
New Relic Incorporated †	4,585	306,645
Pagerduty Incorporated †	23,250	794,918
Q2 Holdings Incorporated †	8,196	505,283
Riskified Limited Class A †«	15,254	92,134
SPS Commerce Incorporated †	4,175	547,760
WalkMe Limited †«	36,874	556,429
Zendesk Incorporated †	8,335	1,002,617
		5,587,618
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  13

Portfolio of investments—March 31, 2022

	Shares	Value
Materials: 8.57%
Chemicals: 5.65%
Ashland Global Holdings Incorporated	9,342	$ 919,346
Olin Corporation	11,468	599,547
Quaker Chemical Corporation	3,959	684,155
Westlake Chemical Corporation	4,864	600,218
		2,803,266
Containers & packaging: 1.55%
Silgan Holdings Incorporated	16,558	765,476
Metals & mining: 1.37%
Reliance Steel & Aluminum Company	3,703	678,945
Real estate: 4.22%
Equity REITs: 4.22%
American Homes 4 Rent Class A	19,472	779,464
Four Corners Property Trust Incorporated	27,068	731,919
Healthcare Realty Trust Incorporated	21,249	583,923
		2,095,306
Total Common stocks (Cost $42,117,362)		48,457,309

Investment companies: 1.04%
Exchange-traded funds: 1.04%
SPDR S&P Biotech ETF «	5,726	514,653
Total Investment companies (Cost $822,778)		514,653

		Yield
Short-term investments: 4.33%
Investment companies: 4.33%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	594,684	594,684
Securities Lending Cash Investments LLC ♠∩∞		0.40	1,552,990	1,552,990
Total Short-term investments (Cost $2,147,674)				2,147,674
Total investments in securities (Cost $45,087,814)	103.09%			51,119,636
Other assets and liabilities, net	(3.09)			(1,534,227)
Total net assets	100.00%			$49,585,409

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Small Cap Fund

Portfolio of investments—March 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$893,581	$14,065,465	$(14,364,362)	$0	$0	$ 594,684	594,684	$ 214
Securities Lending Cash Investments LLC	668,925	19,225,400	(18,341,335)	0	0	1,552,990	1,552,990	917 #
				$0	$0	$2,147,674		$1,131

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  15

Statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities (including $1,500,527 of securities loaned), at value (cost $42,940,140)	$ 48,971,962
Investments in affiliated securities, at value (cost $2,147,674)	2,147,674
Receivable for investments sold	258,157
Receivable for dividends	25,612
Receivable for Fund shares sold	13,915
Receivable for securities lending income, net	762
Prepaid expenses and other assets	53,159
Total assets	51,471,241
Liabilities
Payable upon receipt of securities loaned	1,552,990
Payable for investments purchased	257,800
Payable for Fund shares redeemed	29,906
Management fee payable	15,345
Administration fees payable	8,176
Trustees’ fees and expenses payable	3,001
Distribution fee payable	39
Accrued expenses and other liabilities	18,575
Total liabilities	1,885,832
Total net assets	$49,585,409
Net assets consist of
Paid-in capital	$ 37,380,484
Total distributable earnings	12,204,925
Total net assets	$49,585,409
Computation of net asset value and offering price per share
Net assets – Class A	$ 42,731,863
Shares outstanding – Class A1	1,376,896
Net asset value per share – Class A	$31.03
Maximum offering price per share – Class A2	$32.92
Net assets – Class C	$ 60,111
Shares outstanding – Class C1	2,208
Net asset value per share – Class C	$27.22
Net assets – Class R6	$ 969,100
Shares outstanding – Class R6[1]	29,476
Net asset value per share – Class R6	$32.88
Net assets – Administrator Class	$ 328,501
Shares outstanding – Administrator Class[1]	10,281
Net asset value per share – Administrator Class	$31.95
Net assets – Institutional Class	$ 5,495,834
Shares outstanding – Institutional Class[1]	168,256
Net asset value per share – Institutional Class	$32.66
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Small Cap Fund

Statement of operations—year ended March 31, 2022

Investment income
Dividends	$ 351,167
Income from affiliated securities	15,301
Total investment income	366,468
Expenses
Management fee	465,788
Administration fees
Class A	97,632
Class C	186
Class R6	302
Administrator Class	590
Institutional Class	8,785
Shareholder servicing fees
Class A	116,229
Class C	219
Administrator Class	1,135
Distribution fee
Class C	656
Custody and accounting fees	14,622
Professional fees	50,082
Registration fees	67,744
Shareholder report expenses	37,723
Trustees’ fees and expenses	20,254
Other fees and expenses	6,740
Total expenses	888,687
Less: Fee waivers and/or expense reimbursements
Fund-level	(232,366)
Class A	(15,222)
Class R6	(181)
Administrator Class	(66)
Institutional Class	(730)
Net expenses	640,122
Net investment loss	(273,654)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	8,162,825
Net change in unrealized gains (losses) on investments	(7,318,854)
Net realized and unrealized gains (losses) on investments	843,971
Net increase in net assets resulting from operations	$ 570,317
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  17

Statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment loss		$ (273,654)		$ (84,156)
Net realized gains on investments		8,162,825		8,195,099
Net change in unrealized gains (losses) on investments		(7,318,854)		22,426,580
Net increase in net assets resulting from operations		570,317		30,537,523
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,202,400)		(35,117)
Class C		(13,229)		0
Class R6		(166,835)		(2,355) [1]
Administrator Class		(76,156)		(1,270)
Institutional Class		(1,065,163)		(55,258)
Total distributions to shareholders		(9,523,783)		(94,000)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	63,622	2,219,863	53,590	1,610,309
Class C	2,679	92,317	566	16,703
Class R6	7,280	281,475	29,573 [1]	831,915 [1]
Administrator Class	2,330	86,569	2,281	76,786
Institutional Class	8,764	343,421	49,452	1,722,335
		3,023,645		4,258,048
Reinvestment of distributions
Class A	241,326	7,944,449	999	33,896
Class C	457	13,229	0	0
Class R6	4,790	166,835	64 [1]	2,263 [1]
Administrator Class	1,824	61,820	33	1,137
Institutional Class	28,785	996,275	996	35,109
		9,182,608		72,405
Payment for shares redeemed
Class A	(161,278)	(5,903,305)	(193,021)	(5,538,418)
Class C	(4,193)	(145,645)	(7,825)	(178,870)
Class R6	(6,311)	(255,377)	(5,920) [1]	(198,400) [1]
Administrator Class	(5,921)	(211,605)	(12,507)	(426,084)
Institutional Class	(210,359)	(8,645,948)	(258,725)	(5,997,728)
		(15,161,880)		(12,339,500)
Net decrease in net assets resulting from capital share transactions		(2,955,627)		(8,009,047)
Total increase (decrease) in net assets		(11,909,093)		22,434,476
Net assets
Beginning of period		61,494,502		39,060,026
End of period		$ 49,585,409		$ 61,494,502
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.77	$19.77	$30.27	$31.46	$28.92
Net investment income (loss)	(0.20) [1]	(0.07) [1]	0.02 [1]	(0.04) [1]	(0.08) [1]
Net realized and unrealized gains (losses) on investments	0.52	18.10	(8.43)	(1.15)	2.62
Total from investment operations	0.32	18.03	(8.41)	(1.19)	2.54
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00	0.00	0.00
Net realized gains	(7.06)	0.00	(2.09)	0.00	0.00
Total distributions to shareholders	(7.06)	(0.03)	(2.09)	0.00	0.00
Net asset value, end of period	$31.03	$37.77	$19.77	$30.27	$31.46
Total return[2]	(0.22)%	91.20%	(30.24)%	(3.78)%	8.78%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.60%	1.54%	1.54%
Net expenses	1.21%	1.32%	1.33%	1.35%	1.35%
Net investment income (loss)	(0.54)%	(0.24)%	0.05%	(0.11)%	(0.26)%
Supplemental data
Portfolio turnover rate	37%	55%	41%	34%	27%
Net assets, end of period (000s omitted)	$42,732	$46,580	$27,115	$44,028	$50,993

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$34.21	$18.03	$27.98	$29.30	$27.14
Net investment loss	(0.43) [1]	(0.23) [1]	(0.20) [1]	(0.25) [1]	(0.28) [1]
Net realized and unrealized gains (losses) on investments	0.50	16.41	(7.66)	(1.07)	2.44
Total from investment operations	0.07	16.18	(7.86)	(1.32)	2.16
Distributions to shareholders from
Net realized gains	(7.06)	0.00	(2.09)	0.00	0.00
Net asset value, end of period	$27.22	$34.21	$18.03	$27.98	$29.30
Total return[2]	(1.02)%	89.74%	(30.76)%	(4.51)%	7.96%
Ratios to average net assets (annualized)
Gross expenses	2.40%	2.44%	2.34%	2.29%	2.29%
Net expenses	1.98%	2.09%	2.10%	2.10%	2.10%
Net investment loss	(1.27)%	(0.94)%	(0.73)%	(0.85)%	(1.02)%
Supplemental data
Portfolio turnover rate	37%	55%	41%	34%	27%
Net assets, end of period (000s omitted)	$60	$112	$190	$526	$840

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2022	2021 [1]
Net asset value, beginning of period	$39.46	$25.43
Net investment income (loss)	(0.05) [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.53	14.09
Total from investment operations	0.48	14.12
Distributions to shareholders from
Net investment income	0.00	(0.09)
Net realized gains	(7.06)	0.00
Total distributions to shareholders	(7.06)	(0.09)
Net asset value, end of period	$32.88	$39.46
Total return[3]	0.23%	55.58%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.23%
Net expenses	0.80%	0.88%
Net investment income (loss)	(0.13)%	0.09%
Supplemental data
Portfolio turnover rate	37%	55%
Net assets, end of period (000s omitted)	$969	$936

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.67	$20.23	$30.89	$32.06	$29.43
Net investment income (loss)	(0.17) [1]	(0.01) [1]	0.05 [1]	0.01 [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	0.51	18.51	(8.62)	(1.18)	2.66
Total from investment operations	0.34	18.50	(8.57)	(1.17)	2.63
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00
Net realized gains	(7.06)	0.00	(2.09)	0.00	0.00
Total distributions to shareholders	(7.06)	(0.06)	(2.09)	0.00	0.00
Net asset value, end of period	$31.95	$38.67	$20.23	$30.89	$32.06
Total return	(0.16)%	91.48%	(30.15)%	(3.65)%	8.94%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.61%	1.51%	1.46%	1.46%
Net expenses	1.15%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.46)%	(0.02)%	0.17%	0.05%	(0.10)%
Supplemental data
Portfolio turnover rate	37%	55%	41%	34%	27%
Net assets, end of period (000s omitted)	$329	$466	$450	$1,165	$1,347

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$39.29	$20.58	$31.33	$32.45	$29.73
Net investment income (loss)	(0.11) [1]	0.02 [1]	0.12 [1]	0.08 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	0.54	18.87	(8.78)	(1.20)	2.69
Total from investment operations	0.43	18.89	(8.66)	(1.12)	2.72
Distributions to shareholders from
Net investment income	0.00	(0.18)	(0.00) [2]	0.00	0.00
Net realized gains	(7.06)	0.00	(2.09)	0.00	0.00
Total distributions to shareholders	(7.06)	(0.18)	(2.09)	0.00	0.00
Net asset value, end of period	$32.66	$39.29	$20.58	$31.33	$32.45
Total return	0.09%	91.87%	(30.00)%	(3.45)%	9.15%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.35%	1.27%	1.21%	1.21%
Net expenses	0.90%	0.98%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.28)%	0.08%	0.38%	0.24%	0.08%
Supplemental data
Portfolio turnover rate	37%	55%	41%	34%	27%
Net assets, end of period (000s omitted)	$5,496	$13,401	$11,305	$21,398	$28,032

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Cap Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

24  |  Allspring Small Cap Fund

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $45,601,895 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$10,926,219
Gross unrealized losses	(5,408,478)
Net unrealized gains	$ 5,517,741
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Small Cap Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 1,134,229	$0	$0	$ 1,134,229
Consumer discretionary	4,704,055	0	0	4,704,055
Consumer staples	2,934,367	0	0	2,934,367
Financials	6,404,200	0	0	6,404,200
Health care	8,738,537	0	0	8,738,537
Industrials	9,697,283	0	0	9,697,283
Information technology	8,501,645	0	0	8,501,645
Materials	4,247,687	0	0	4,247,687
Real estate	2,095,306	0	0	2,095,306
Investment companies	514,653	0	0	514,653
Short-term investments
Investment companies	2,147,674	0	0	2,147,674
Total assets	$51,119,636	$0	$0	$51,119,636
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments

26  |  Allspring Small Cap Fund

Notes to financial statements
Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2022, Allspring Funds Distributor received $172 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.

Allspring Small Cap Fund  |  27

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $19,977,806 and $32,715,637, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$465,392	$(465,392)	$0
Barclays Capital Incorporated	84,504	(84,504)	0
Citigroup Global Markets Incorporated	295,308	(295,308)	0
J.P. Morgan Securities LLC	655,323	(655,323)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:
	Year ended March 31
	2022	2021
Ordinary income	$1,082,006	$94,000
Long-term capital gain	8,441,777	0

28  |  Allspring Small Cap Fund

Notes to financial statements
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,260,340	$5,426,844	$5,517,741
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Small Cap Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Cap Fund (formerly, Wells Fargo Small Cap Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

30  |  Allspring Small Cap Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $8,441,777 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $403,260 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2022, $1,082,006 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Small Cap Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Small Cap Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Small Cap Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Small Cap Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0422-00541 05-22
A242/AR242 03-22

Annual Report
March 31, 2022
Allspring
Special Small Cap Value Fund

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special Small Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Small Cap Value Fund for the 12-month period that ended March 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Special Small Cap Value Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Special Small Cap Value Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Special Small Cap Value Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Special Small Cap Value Fund  |  5

Performance highlights (unaudited)
This Fund is currently closed to most new investors.*
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Brian Martin, CFA®‡, James M. Tringas, CFA®‡, Bryant VanCronkhite, CFA®‡
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESPAX)	5-7-1993	-3.33	7.40	10.19	2.56	8.68	10.85	1.28	1.28
Class C (ESPCX)	12-12-2000	0.79	7.88	10.03	1.79	7.88	10.03	2.03	2.03
Class R (ESPHX)[3]	9-30-2015	–	–	–	2.27	8.41	10.58	1.53	1.53
Class R6 (ESPRX)[4]	10-31-2014	–	–	–	2.99	9.14	11.32	0.85	0.85
Administrator Class (ESPIX)	7-23-1996	–	–	–	2.62	8.78	11.02	1.20	1.20
Institutional Class (ESPNX)	7-30-2010	–	–	–	2.87	9.05	11.26	0.95	0.95
Russell 2000® Value Index[5]	–	–	–	–	3.32	8.57	10.54	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Please see the Fund’s current Statement of Additional Information for further details.

6  |  Allspring Special Small Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Small Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2022.
■	Stock selection in the materials and industrials sectors and an underweight to the second-best-performing real estate sector detracted from relative performance.
■	Stock selection in the health care and financials sectors and an underweight to the worst-performing health care sector contributed to relative performance.
The Russell 2000® Value Index returned 3.32% over the 12-month period.
After posting a 97% return in the previous fiscal year, small-cap value stocks earned a much more modest return in the most recent 12-month period. Concerns surrounding new strains of the COVID-19 virus, rising inflation, increasing interest rates, and the Russian invasion of Ukraine weighed on investors’ risk appetites over the period. Many companies have been challenged with materially higher input costs causing margin pressure and the U.S. Federal Reserve (Fed) tightening. We believe inflation does not occur in a vacuum and that the level of inflation differs across industries and is best evaluated at the individual stock level. We look to assess the effect on each company’s cost of goods sold and its ability to pass price increases along to customers to truly measure the inflationary impact. Our bottom-up process is designed to seek companies that can control their own destiny via clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macro environment.
Ten largest holdings (%) as of March 31, 2022[1]
Mueller Industries Incorporated	2.90
Innospec Incorporated	2.80
Spectrum Brands Holdings Incorporated	2.76
J & J Snack Foods Corporation	2.68
Eagle Materials Incorporated	2.46
Franklin Electric Company Incorporated	2.39
Avient Corporation	2.38
UMB Financial Corporation	2.24
Silgan Holdings Incorporated	1.89
Helen of Troy Limited	1.82
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund made minor changes to sector positioning. The allocation to energy was increased as it was the best-performing sector by a wide margin. The Fund decreased its weight in the information technology and financials sectors over the period as we adjusted individual positions as long-term reward/risk levels dictated.
Key detractors included stock selection in the materials and industrials sectors and an underweight to real estate.
Within the materials sector, Schweitzer-Mauduit International Inc., a global producer of engineered papers and advanced materials, detracted from relative performance. Higher input costs significantly pressured results over the period. However, we continue to see a flexible balance sheet that will be used to weather further cost inflation and will be available to make acquisitions and fund new product launches.
In industrials, the largest source of detraction came from not owning the “meme stock” Avis Budget Group, Inc., which was up over 226% in the period and was a large driver of index returns. We believe the company has an unattractive reward/risk valuation and does not possess the necessary process criteria for inclusion in the portfolio.
An underweight to the second-best-performing real estate sector detracted from performance. Our underweight is driven by our reward/risk process that has found better value in consumer staples. These companies tend to be highly correlated with real estate investment trusts, but we believe they possess better relative value currently.
Key contributors included stock selection within the health care and financials sectors and an underweight to health care.
In health care, the Fund’s underweight to the worst-performing sector and biotech industry contributed to relative returns. Our process demands sustainable free cash flows, which is often hard to find in early-stage biotech companies that are not yet profitable. Biotech stocks were significant underperformers as risk appetites decreased in the period.
Insurance holding Hanover Insurance Group, Inc., performed well after posting strong results across both its commercial and consumer lines of business. Hanover has demonstrated an ability to positively reprice its insurance products and has

8  |  Allspring Special Small Cap Value Fund

Performance highlights (unaudited)
positioned itself well for further potential gains by working with its agent-driven sales network to improve underwriting and cut down on the potential for losses.
Sector allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We see increased volatility over the next 6 to 12 months, but we maintain a favorable long-term view for the Fund.
Investors will continue to digest data points around inflation, interest rates, and rising geopolitical tensions. We believe equity markets will continue to digest the virus’ evolution, inflationary pressures, and the Fed’s response. The inflationary impact is causing many companies to lower expectations. However, as active managers, we look to take advantage of any disconnect between short-term reported results and the long-term reward/risk outlook for each company we are analyzing.
We will continue to execute our process to identify and capitalize on the mispricing of stocks. We invest in companies that we believe control their own destiny via distinct long-term competitive advantages, flexible balance sheets, and strong and sustainable free-cash-flow generation. We believe our strong fundamental analysis, risk management, and active investment process are well suited for taking advantage of new opportunities as the equity market evolves. While volatility may return, we believe the strong balance sheets and stable cash flows of the companies in our portfolio should support consistent long-term performance. We maintain a favorable outlook for the Fund over the long term.

Allspring Special Small Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,024.10	$ 6.26	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$ 6.24	1.24%
Class C
Actual	$1,000.00	$1,020.27	$10.02	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.01	$10.00	1.99%
Class R
Actual	$1,000.00	$1,022.74	$ 7.51	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$ 7.49	1.49%
Class R6
Actual	$1,000.00	$1,026.36	$ 4.09	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$ 4.08	0.81%
Administrator Class
Actual	$1,000.00	$1,024.36	$ 5.85	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$ 5.84	1.16%
Institutional Class
Actual	$1,000.00	$1,025.61	$ 4.60	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$ 4.58	0.91%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 97.47%
Communication services: 0.06%
Media: 0.06%
DallasNews Corporation Class A ♠	539,897	$ 3,757,683
Consumer discretionary: 9.21%
Auto components: 1.29%
Holley Incorporated †	5,500,000	76,505,000
Hotels, restaurants & leisure: 3.92%
Bowlero Corporation †	900,000	9,585,000
Denny’s Corporation ♠†	4,513,212	64,584,064
Dine Brands Global Incorporated ♠	1,041,343	81,172,687
Jack In The Box Incorporated	818,800	76,484,108
		231,825,859
Household durables: 2.68%
Helen of Troy Limited †	548,568	107,431,557
Tupperware Brands Corporation ♠†	2,628,838	51,130,899
		158,562,456
Multiline retail: 0.62%
Franchise Group Incorporated	881,621	36,525,558
Textiles, apparel & luxury goods: 0.70%
Delta Apparel Incorporated ♠†	601,702	17,924,703
Steven Madden Limited	602,000	23,261,280
		41,185,983
Consumer staples: 10.52%
Beverages: 0.74%
Primo Water Corporation	3,074,789	43,815,743
Food products: 5.26%
Hostess Brands Incorporated †	1,245,943	27,335,989
J & J Snack Foods Corporation ♠	1,021,399	158,418,985
Nomad Foods Limited †	3,418,928	77,199,394
Tootsie Roll Industries Incorporated	742,565	25,960,063
UTZ Brands Incorporated Class A	1,501,479	22,191,860
		311,106,291
Household products: 4.24%
Central Garden & Pet Company ♠†	812,622	35,722,863
Central Garden & Pet Company Class A †	1,270,551	51,813,070
Spectrum Brands Holdings Incorporated	1,838,753	163,134,162
		250,670,095
Personal products: 0.28%
Edgewell Personal Care Company	459,558	16,851,992
Energy: 7.29%
Energy equipment & services: 1.98%
Forum Energy Technologies Incorporated †	172,344	3,946,678
Liberty Oilfield Services Class A †	1,482,671	21,973,184
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  11

Portfolio of investments—March 31, 2022

	Shares	Value
Energy equipment & services (continued)
Patterson-UTI Energy Incorporated	4,734,248	$ 73,286,159
TechnipFMC plc †	2,282,117	17,686,407
		116,892,428
Oil, gas & consumable fuels: 5.31%
Alto Ingredients Incorporated †	1,789,176	12,202,180
Berry Corporation	1,982,786	20,462,352
EQT Corporation	985,500	33,911,055
Magnolia Oil & Gas Corporation Class A	2,940,076	69,532,797
Nordic American Tankers Limited «	4,174,111	8,890,856
Northern Oil and Gas Incorporated	724,010	20,409,842
Southwestern Energy Company †##	9,504,080	68,144,254
Whiting Petroleum Corporation	992,748	80,918,889
		314,472,225
Financials: 17.95%
Banks: 6.63%
Associated Banc Corporation	2,028,956	46,179,039
CVB Financial Corporation	1,830,074	42,476,018
First Hawaiian Incorporated	1,064,958	29,701,679
Hancock Whitney Corporation	977,340	50,968,281
Renasant Corporation	1,131,774	37,857,840
South State Corporation	648,318	52,896,266
UMB Financial Corporation	1,363,180	132,446,569
		392,525,692
Capital markets: 1.95%
Apollo Investment Corporation	1,871,586	24,742,367
Capitol Investment Corporation V †	1,250,000	2,712,500
Glassbridge Enterprises Incorporated ♠♦†	1,527	9,926
New Mountain Finance Corporation	2,513,450	34,811,283
Pershing Square Tontine Holdings †	2,320,195	46,148,679
Westwood Holdings Group Incorporated ♠	446,683	6,843,184
		115,267,939
Diversified financial services: 0.90%
Jackson Financial Incorporation Class A ##«	1,196,761	52,932,739
Insurance: 5.26%
CNO Financial Group Incorporated	825,792	20,719,121
Enstar Group Limited †	293,337	76,604,958
National Western Life Group Class A	70,226	14,775,550
ProAssurance Corporation	1,257,959	33,813,938
Stewart Information Services Corporation	1,229,700	74,532,117
The Hanover Insurance Group Incorporated	606,377	90,665,489
		311,111,173
Mortgage REITs: 3.21%
AGNC Investment Corporation	3,417,400	44,767,940
Apollo Commercial Real Estate Finance Incorporated	2,423,353	33,757,307
New York Mortgage Trust Incorporated	11,418,806	41,678,642
Two Harbors Investment Corporation	12,630,396	69,846,090
		190,049,979
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Health care: 4.80%
Health care equipment & supplies: 1.08%
Natus Medical Incorporated †	1,094,467	$ 28,762,593
Varex Imaging Corporation †	1,664,289	35,432,713
		64,195,306
Health care providers & services: 2.47%
ATI Physical Therapy Incorporated Class A †	928,700	1,745,956
Owens & Minor Incorporated	1,764,298	77,664,398
Patterson Companies Incorporated	1,330,665	43,073,626
Premier Incorporated Class A	657,237	23,391,065
		145,875,045
Pharmaceuticals: 1.25%
Perrigo Company plc	867,951	33,355,357
Prestige Consumer Healthcare Incorporated †	771,326	40,833,998
		74,189,355
Industrials: 25.85%
Aerospace & defense: 0.78%
Parsons Corporation †	1,195,916	46,281,949
Building products: 5.31%
CSW Industrials Incorporated ♠	853,281	100,337,313
Griffon Corporation	1,890,399	37,864,692
Janus International Group Incorporated †	2,421,002	21,789,018
JELD-WEN Holding Incorporated †	732,221	14,849,442
Quanex Building Products Corporation ♠	2,707,668	56,833,951
Simpson Manufacturing Company Incorporated	425,781	46,427,160
UFP Industries Incorporated ##	465,300	35,902,548
		314,004,124
Commercial services & supplies: 3.18%
ACCO Brands Corporation	3,694,300	29,554,400
Custom Truck One Source Incorporated †	3,475,000	29,155,250
Ennis Incorporated ♠	1,332,229	24,606,270
Harsco Corporation †	1,734,699	21,232,716
Healthcare Services Group Incorporated ##	1,685,771	31,304,767
Matthews International Corporation Class A	310,300	10,041,308
Viad Corporation ♠†	1,182,307	42,137,421
		188,032,132
Construction & engineering: 1.27%
APi Group Corporation †	3,574,567	75,173,144
Electrical equipment: 0.86%
Atkore Incorporated †##	290,838	28,630,093
Babcock & Wilcox Enterprises Incorporated †	2,721,345	22,206,175
		50,836,268
Machinery: 10.51%
Alamo Group Incorporated	291,649	41,936,210
Columbus McKinnon Corporation	944,117	40,030,561
Douglas Dynamics Incorporated ♠	1,837,221	63,549,474
Franklin Electric Company Incorporated	1,706,769	141,730,098
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  13

Portfolio of investments—March 31, 2022

	Shares	Value
Machinery (continued)
Hillenbrand Incorporated	391,746	$ 17,303,421
Hillman Group Incorporated †	3,622,900	43,040,052
Hillman Solutions Corporation †	2,006,065	23,832,052
Kadant Incorporated	304,289	59,089,881
Mayville Engineering Company Incorporated †	855,238	8,013,580
Mueller Industries Incorporated ♠##	3,163,697	171,377,466
NN Incorporated †	1,041,159	2,998,538
SPX Corporation †	188,499	9,313,736
		622,215,069
Professional services: 2.39%
CBIZ Incorporated †	1,760,902	73,905,057
Korn Ferry International	1,036,337	67,299,725
		141,204,782
Road & rail: 0.73%
Werner Enterprises Incorporated	1,057,289	43,348,849
Trading companies & distributors: 0.82%
Air Lease Corporation	834,300	37,251,495
Custom Truck One Source Incorporated †«	1,349,593	11,323,085
		48,574,580
Information technology: 3.61%
Communications equipment: 0.22%
Netgear Incorporated †	520,660	12,849,889
Electronic equipment, instruments & components: 1.01%
Belden Incorporated	1,077,193	59,676,492
IT services: 1.67%
Concentrix Corporation	81,304	13,541,994
Global Blue Group Holding AG †	4,536,904	24,952,972
Kyndryl Holdings Incorporated †	1,541,989	20,230,896
Maximus Incorporated	537,900	40,315,605
		99,041,467
Software: 0.42%
E2open Parent Holding Incorporated †	1,977,553	17,422,242
Synchronoss Technologies Incorporated †	4,327,500	7,486,575
		24,908,817
Technology hardware, storage & peripherals: 0.29%
Xerox Holdings Corporation	838,100	16,904,477
Materials: 16.26%
Chemicals: 7.94%
Avient Corporation	2,926,501	140,472,048
Diversey Holdings Limited †	2,050,100	15,519,257
Ecovyst Incorporated	3,293,838	38,076,767
Element Solutions Incorporated	811,792	17,778,245
Innospec Incorporated ♠	1,790,794	165,737,985
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Chemicals (continued)
Minerals Technologies Incorporated	234,556	$ 15,515,879
NewMarket Corporation	236,686	76,776,205
		469,876,386
Construction materials: 2.46%
Eagle Materials Incorporated	1,135,757	145,785,769
Containers & packaging: 3.64%
Myers Industries Incorporated	1,660,260	35,861,616
Silgan Holdings Incorporated	2,423,571	112,041,687
Trimas Corporation	2,092,263	67,140,720
		215,044,023
Metals & mining: 0.52%
Compass Minerals International Incorporated	491,700	30,873,843
Paper & forest products: 1.70%
Neenah Incorporated ♠	1,540,161	61,082,785
Schweitzer-Mauduit International Incorporated	1,425,468	39,200,370
		100,283,155
Real estate: 0.63%
Equity REITs: 0.63%
Washington REIT	1,468,810	37,454,655
Utilities: 1.29%
Electric utilities: 1.29%
Allete Incorporated	350,400	23,469,792
Hawaiian Electric Industries Incorporated	1,253,304	53,027,292
		76,497,084
Total Common stocks (Cost $4,712,167,683)		5,767,185,495

		Yield
Short-term investments: 1.92%
Investment companies: 1.92%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	110,061,302	110,061,302
Securities Lending Cash Investments LLC ♠∩∞		0.40	3,452,615	3,452,615
Total Short-term investments (Cost $113,513,917)				113,513,917
Total investments in securities (Cost $4,825,681,600)	99.39%			5,880,699,412
Other assets and liabilities, net	0.61			36,209,108
Total net assets	100.00%			$5,916,908,520

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  15

Portfolio of investments—March 31, 2022

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common Stocks
Central Garden & Pet Company†	$ 45,370,897	$ 2,014,684	$ (231,486)	$ 204,125	$ (11,635,357)	$ 35,722,863	812,622	$ 0
CSW Industrials Incorporated	106,799,175	9,172,273	(1,451,662)	438,500	(14,620,973)	100,337,313	853,281	498,812
DallasNews Corporation Class A	0	11,223,160	(18,713)	8,123	(7,454,887)	3,757,683	539,897	259,583
Delta Apparel Incorporated†	15,770,723	734,679	(83,820)	71,220	1,431,901	17,924,703	601,702	0
Denny’s Corporation†	78,234,620	3,716,601	(362,730)	313,688	(17,318,115)	64,584,064	4,513,212	0
Dine Brands Global Incorporated	72,487,294	20,366,926	(409,981)	321,363	(11,592,915)	81,172,687	1,041,343	857,556
Douglas Dynamics Incorporated	62,770,646	19,590,404	(465,664)	268,213	(18,614,125)	63,549,474	1,837,221	1,956,635
Ennis Incorporated	26,211,587	2,210,174	(129,610)	33,881	(3,719,762)	24,606,270	1,332,229	1,244,276
Glassbridge Enterprises Incorporated†	106,890	0	0	0	(96,964)	9,926	1,527	0
Innospec Incorporated	154,024,731	28,031,989	(836,340)	492,356	(15,974,751)	165,737,985	1,790,794	1,923,345
J & J Snack Foods Corporation	138,851,420	29,037,655	(7,497,949)	(286,116)	(1,686,025)	158,418,985	1,021,399	2,512,016
Mueller Industries Incorporated	132,122,926	10,131,547	(14,680,726)	3,921,000	39,882,719	171,377,466	3,163,697	2,066,467
Neenah Incorporated	74,946,002	4,505,127	(410,172)	371,749	(18,329,921)	61,082,785	1,540,161	2,833,949
Quanex Building Products Corporation	58,803,044	11,378,104	(295,284)	173,411	(13,225,324)	56,833,951	2,707,668	815,187
Tupperware Brands Corporation†	39,388,825	23,742,508	(577,872)	(330,390)	(11,092,172)	51,130,899	2,628,838	0
Viad Corporation†	46,553,755	3,106,636	(287,797)	217,388	(7,452,561)	42,137,421	1,182,307	0
Westwood Holdings Group Incorporated	6,346,248	186,375	(236,397)	10,364	536,594	6,843,184	446,683	1,317,489
Short-term investments
Allspring Government Money Market Fund Select Class	229,802,237	1,235,672,137	(1,355,413,072)	0	0	110,061,302	110,061,302	35,817
Securities Lending Cash Investments LLC	88,068,134	513,747,350	(598,362,869)	0	0	3,452,615	3,452,615	14,061 #
				$6,228,875	$(110,962,638)	$1,218,741,576		$16,335,193

†	Non-income-earning security
#	Amount shown represents income before fees and rebates.
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Healthcare Services Group Incorporated	Bank of America Securities Incorporated	(250)	$ (437,500)	$ 17.50	4-14-2022	$ (28,750)
Jackson Financial Incorporation Class A	Bank of America Securities Incorporated	(500)	(2,500,000)	50.00	5-20-2022	(47,500)
Southwestern Energy Company	Bank of America Securities Incorporated	(5,000)	(4,000,000)	8.00	5-20-2022	(237,500)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2022

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Put
Atkore International Incorporated	Bank of America Securities Incorporated	500	$ 5,000,000	$100.00	4-14-2022	$ (202,500)
Atkore International Incorporated	Bank of America Securities Incorporated	250	2,375,000	95.00	4-14-2022	(33,750)
Atkore International Incorporated	Bank of America Securities Incorporated	250	2,375,000	95.00	5-20-2022	(122,500)
Atkore International Incorporated	Bank of America Securities Incorporated	250	2,500,000	100.00	5-20-2022	(206,250)
Mueller Industries Incorporated	Bank of America Securities Incorporated	500	2,750,000	55.00	5-20-2022	(152,500)
UFP Industries Incorporated	Bank of America Securities Incorporated	250	2,000,000	80.00	4-14-2022	(85,625)
						$(1,116,875)
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  17

Statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities (including $3,210,399 of securities loaned), at value (cost $3,767,974,149)	$ 4,661,957,836
Investments in affiliated securities, at value (cost $1,057,707,451)	1,218,741,576
Cash	20,457,206
Cash at broker segregated cash for written options	17,000,000
Receivable for Fund shares sold	19,792,008
Receivable for dividends	8,464,251
Receivable for investments sold	3,451,718
Receivable for securities lending income, net	5,426
Prepaid expenses and other assets	425,720
Total assets	5,950,295,741
Liabilities
Payable for Fund shares redeemed	13,750,277
Payable for investments purchased	10,035,563
Management fee payable	3,874,649
Payable upon receipt of securities loaned	3,452,615
Written options at value (premiums received $830,996)	1,116,875
Administration fees payable	561,461
Distribution fees payable	10,194
Trustees’ fees and expenses payable	2,975
Accrued expenses and other liabilities	582,612
Total liabilities	33,387,221
Total net assets	$5,916,908,520
Net assets consist of
Paid-in capital	$ 4,669,294,107
Total distributable earnings	1,247,614,413
Total net assets	$5,916,908,520
Computation of net asset value and offering price per share
Net assets – Class A	$ 797,067,052
Shares outstanding – Class A1	19,532,096
Net asset value per share – Class A	$40.81
Maximum offering price per share – Class A2	$43.30
Net assets – Class C	$ 10,792,384
Shares outstanding – Class C1	299,459
Net asset value per share – Class C	$36.04
Net assets – Class R	$ 14,928,613
Shares outstanding – Class R1	360,241
Net asset value per share – Class R	$41.44
Net assets – Class R6	$ 1,764,529,269
Shares outstanding – Class R6[1]	42,036,337
Net asset value per share – Class R6	$41.98
Net assets – Administrator Class	$ 135,869,969
Shares outstanding – Administrator Class[1]	3,238,169
Net asset value per share – Administrator Class	$41.96
Net assets – Institutional Class	$ 3,193,721,233
Shares outstanding – Institutional Class[1]	76,076,540
Net asset value per share – Institutional Class	$41.98
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special Small Cap Value Fund

Statement of operations—year ended March 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $109,710)	$ 67,830,319
Income from affiliated securities	16,549,669
Total investment income	84,379,988
Expenses
Management fee	46,198,646
Administration fees
Class A	1,752,738
Class C	26,739
Class R	32,566
Class R6	522,313
Administrator Class	243,132
Institutional Class	4,185,069
Shareholder servicing fees
Class A	2,086,592
Class C	31,816
Class R	38,767
Administrator Class	465,315
Distribution fees
Class C	95,399
Class R	38,707
Custody and accounting fees	206,553
Professional fees	56,776
Registration fees	152,756
Shareholder report expenses	270,349
Trustees’ fees and expenses	20,254
Other fees and expenses	82,760
Total expenses	56,507,247
Less: Fee waivers and/or expense reimbursements
Class A	(1,770)
Class C	(2)
Administrator Class	(1,235)
Net expenses	56,504,240
Net investment income	27,875,748
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	452,039,475
Affiliated securities	6,228,875
Written options	18,371,898
Net realized gains on investments	476,640,248
Net change in unrealized gains (losses) on
Unaffiliated securities	(231,270,979)
Affiliated securities	(110,962,638)
Written options	(1,439,112)
Net change in unrealized gains (losses) on investments	(343,672,729)
Net realized and unrealized gains (losses) on investments	132,967,519
Net increase in net assets resulting from operations	$ 160,843,267
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  19

Statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment income		$ 27,875,748		$ 27,051,744
Net realized gains on investments		476,640,248		144,396,109
Net change in unrealized gains (losses) on investments		(343,672,729)		2,122,289,791
Net increase in net assets resulting from operations		160,843,267		2,293,737,644
Distributions to shareholders from
Net investment income and net realized gains
Class A		(50,783,331)		(2,445,539)
Class C		(807,798)		(4,280)
Class R		(917,911)		(6,642)
Class R6		(114,036,990)		(7,859,335)
Administrator Class		(11,844,857)		(538,350)
Institutional Class		(204,793,322)		(15,451,748)
Total distributions to shareholders		(383,184,209)		(26,305,894)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,280,098	184,277,105	7,294,082	230,613,268
Class C	8,749	336,570	16,692	494,243
Class R	103,689	4,505,291	250,757	9,097,592
Class R6	15,549,670	685,689,346	21,980,351	761,400,701
Administrator Class	885,087	39,305,726	2,055,132	75,004,672
Institutional Class	24,127,132	1,060,759,280	34,987,937	1,135,204,199
		1,974,873,318		2,211,814,675
Reinvestment of distributions
Class A	1,121,289	46,807,127	62,952	2,222,955
Class C	21,112	778,823	130	4,085
Class R	21,670	917,911	185	6,607
Class R6	2,465,581	106,043,414	191,793	6,947,813
Administrator Class	273,495	11,744,267	14,723	533,619
Institutional Class	3,574,870	153,704,110	341,159	12,364,859
		319,995,652		22,079,938
Payment for shares redeemed
Class A	(4,682,744)	(200,722,890)	(4,832,719)	(153,758,673)
Class C	(101,436)	(3,882,504)	(189,809)	(5,180,413)
Class R	(107,696)	(4,664,636)	(127,826)	(4,228,425)
Class R6	(12,714,796)	(559,504,556)	(9,626,235)	(315,055,102)
Administrator Class	(2,444,640)	(105,093,900)	(1,933,125)	(59,966,242)
Institutional Class	(22,927,729)	(1,005,623,154)	(25,069,313)	(788,171,169)
		(1,879,491,640)		(1,326,360,024)
Net increase in net assets resulting from capital share transactions		415,377,330		907,534,589
Total increase in net assets		193,036,388		3,174,966,339
Net assets
Beginning of period		5,723,872,132		2,548,905,793
End of period		$ 5,916,908,520		$ 5,723,872,132
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$42.37	$23.39	$31.74	$34.42	$33.15
Net investment income	0.07	0.14 [1]	0.24	0.22	0.24
Net realized and unrealized gains (losses) on investments	1.07	18.98	(8.00)	(0.69)	2.89
Total from investment operations	1.14	19.12	(7.76)	(0.47)	3.13
Distributions to shareholders from
Net investment income	(0.10)	(0.13)	(0.28)	(0.15)	(0.32)
Net realized gains	(2.60)	(0.01)	(0.31)	(2.06)	(1.54)
Total distributions to shareholders	(2.70)	(0.14)	(0.59)	(2.21)	(1.86)
Net asset value, end of period	$40.81	$42.37	$23.39	$31.74	$34.42
Total return[2]	2.56%	81.92%	(25.08)%	(0.87)%	9.42%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.27%	1.27%	1.29%	1.31%
Net expenses	1.24%	1.27%	1.27%	1.29%	1.31%
Net investment income	0.17%	0.43%	0.75%	0.67%	0.66%
Supplemental data
Portfolio turnover rate	28%	40%	39%	32%	41%
Net assets, end of period (000s omitted)	$797,067	$797,193	$381,058	$526,656	$539,499

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.90	$20.99	$28.49	$31.21	$30.19
Net investment loss	(0.22) [1]	(0.08) [1]	(0.01) [1]	(0.05) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	0.96	17.00	(7.18)	(0.61)	2.64
Total from investment operations	0.74	16.92	(7.19)	(0.66)	2.61
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)
Net realized gains	(2.60)	(0.01)	(0.31)	(2.06)	(1.54)
Total distributions to shareholders	(2.60)	(0.01)	(0.31)	(2.06)	(1.59)
Net asset value, end of period	$36.04	$37.90	$20.99	$28.49	$31.21
Total return[2]	1.79%	80.71%	(25.65)%	(1.63)%	8.60%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.01%	2.02%	2.04%	2.06%
Net expenses	1.99%	2.01%	2.02%	2.04%	2.06%
Net investment loss	(0.58)%	(0.29)%	(0.04)%	(0.13)%	(0.10)%
Supplemental data
Portfolio turnover rate	28%	40%	39%	32%	41%
Net assets, end of period (000s omitted)	$10,792	$14,063	$11,419	$24,334	$53,145

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.01	$23.73	$32.20	$34.94	$33.73
Net investment income (loss)	(0.03)	0.07	0.16	0.18	0.17
Net realized and unrealized gains (losses) on investments	1.07	19.25	(8.12)	(0.74)	2.92
Total from investment operations	1.04	19.32	(7.96)	(0.56)	3.09
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	(0.20)	(0.12)	(0.34)
Net realized gains	(2.60)	(0.01)	(0.31)	(2.06)	(1.54)
Total distributions to shareholders	(2.61)	(0.04)	(0.51)	(2.18)	(1.88)
Net asset value, end of period	$41.44	$43.01	$23.73	$32.20	$34.94
Total return	2.27%	81.50%	(25.29)%	(1.11)%	9.13%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.51%	1.52%	1.55%	1.57%
Net expenses	1.49%	1.51%	1.52%	1.55%	1.56%
Net investment income (loss)	(0.08)%	0.13%	0.46%	0.47%	0.43%
Supplemental data
Portfolio turnover rate	28%	40%	39%	32%	41%
Net assets, end of period (000s omitted)	$14,929	$14,733	$5,209	$6,656	$4,631
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.51	$24.00	$32.55	$35.25	$33.93
Net investment income	0.26 [1]	0.28	0.37	0.38	0.38 [1]
Net realized and unrealized gains (losses) on investments	1.10	19.49	(8.17)	(0.72)	2.97
Total from investment operations	1.36	19.77	(7.80)	(0.34)	3.35
Distributions to shareholders from
Net investment income	(0.29)	(0.25)	(0.44)	(0.30)	(0.49)
Net realized gains	(2.60)	(0.01)	(0.31)	(2.06)	(1.54)
Total distributions to shareholders	(2.89)	(0.26)	(0.75)	(2.36)	(2.03)
Net asset value, end of period	$41.98	$43.51	$24.00	$32.55	$35.25
Total return	2.99%	82.77%	(24.78)%	(0.42)%	9.85%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.84%	0.84%	0.86%	0.88%
Net expenses	0.81%	0.84%	0.84%	0.86%	0.88%
Net investment income	0.59%	0.84%	1.12%	1.16%	0.10%
Supplemental data
Portfolio turnover rate	28%	40%	39%	32%	41%
Net assets, end of period (000s omitted)	$1,764,529	$1,598,341	$580,535	$518,377	$254,801

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.50	$24.00	$32.55	$35.22	$33.90
Net investment income	0.11 [1]	0.16 [1]	0.26 [1]	0.27 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	1.09	19.48	(8.18)	(0.71)	2.97
Total from investment operations	1.20	19.64	(7.92)	(0.44)	3.24
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.32)	(0.17)	(0.38)
Net realized gains	(2.60)	(0.01)	(0.31)	(2.06)	(1.54)
Total distributions to shareholders	(2.74)	(0.14)	(0.63)	(2.23)	(1.92)
Net asset value, end of period	$41.96	$43.50	$24.00	$32.55	$35.22
Total return	2.62%	82.13%	(25.03)%	(0.77)%	9.52%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.19%	1.19%	1.21%	1.23%
Net expenses	1.16%	1.18%	1.19%	1.20%	1.20%
Net investment income	0.26%	0.51%	0.79%	0.74%	0.76%
Supplemental data
Portfolio turnover rate	28%	40%	39%	32%	41%
Net assets, end of period (000s omitted)	$135,870	$196,801	$105,286	$160,369	$229,992

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.52	$24.01	$32.56	$35.27	$33.94
Net investment income	0.22 [1]	0.25 [1]	0.31	0.33	0.33
Net realized and unrealized gains (losses) on investments	1.08	19.50	(8.14)	(0.70)	3.01
Total from investment operations	1.30	19.75	(7.83)	(0.37)	3.34
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.41)	(0.28)	(0.47)
Net realized gains	(2.60)	(0.01)	(0.31)	(2.06)	(1.54)
Total distributions to shareholders	(2.84)	(0.24)	(0.72)	(2.34)	(2.01)
Net asset value, end of period	$41.98	$43.52	$24.01	$32.56	$35.27
Total return	2.87%	82.59%	(24.85)%	(0.53)%	9.82%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.94%	0.94%	0.96%	0.98%
Net expenses	0.91%	0.93%	0.94%	0.94%	0.94%
Net investment income	0.49%	0.77%	1.07%	1.04%	1.02%
Supplemental data
Portfolio turnover rate	28%	40%	39%	32%	41%
Net assets, end of period (000s omitted)	$3,193,721	$3,102,741	$1,465,398	$1,359,038	$1,196,501

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Special Small Cap Value Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Small Cap Value Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Allspring Special Small Cap Value Fund  |  27

Notes to financial statements
securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Forward commitments
The Fund may enter into forward commitment agreements, which agreements obligate the Fund, for a set period, to buy a certain amount of a security that may be issued and sold on a private placement basis, at the option of the issuer. The price of a security purchased pursuant to a forward commitment agreement is set at the time of the agreement. There is no assurance that the securities subject to a forward commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. The Fund will record the purchase of a security acquired under a forward commitment agreement, and will reflect the value of the security in the Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax

28  |  Allspring Special Small Cap Value Fund

Notes to financial statements
positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $4,860,779,202 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,294,326,424
Gross unrealized losses	(274,692,093)
Net unrealized gains	$1,019,634,331
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to redemptions-in-kind. At March 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$15,844,826	$(15,844,826)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Special Small Cap Value Fund  |  29

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 3,757,683	$ 0	$0	$ 3,757,683
Consumer discretionary	544,604,856	0	0	544,604,856
Consumer staples	622,444,121	0	0	622,444,121
Energy	431,364,653	0	0	431,364,653
Financials	1,061,877,596	9,926	0	1,061,887,522
Health care	284,259,706	0	0	284,259,706
Industrials	1,529,670,897	0	0	1,529,670,897
Information technology	213,381,142	0	0	213,381,142
Materials	961,863,176	0	0	961,863,176
Real estate	37,454,655	0	0	37,454,655
Utilities	76,497,084	0	0	76,497,084
Short-term investments
Investment companies	113,513,917	0	0	113,513,917
Total assets	$5,880,689,486	$9,926	$0	$5,880,699,412
Liabilities
Written options	$ 1,116,875	$ 0	$0	$ 1,116,875
Total liabilities	$ 1,116,875	$ 0	$0	$ 1,116,875
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710

30  |  Allspring Special Small Cap Value Fund

Notes to financial statements
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.31%
Class C	2.06
Class R	1.56
Class R6	0.89
Administrator Class	1.20
Institutional Class	0.94
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to

Allspring Special Small Cap Value Fund  |  31

Notes to financial statements
receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2022, Allspring Funds Distributor received $2,724 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $1,879,553,957 and $1,626,127,551, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 28,116	$ (28,116)	$0
BNP Paribas Securities Corporation	1,075,863	(1,075,863)	0
Citigroup Global Markets Incorporated	41,535	(41,535)	0
Nomura Securities International Incorporated	219,375	(219,375)	0
SG Americas Securities LLC	743,064	(743,064)	0
UBS Securities LLC	1,102,446	(1,102,446)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2022, the Fund entered into written options for hedging purposes and had an average of 9,915 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
The Fund's written option contracts are subject to a master netting arrangement. As of March 31, 2022, the Fund had written options contracts with the following counterparty which are subject to offset:

32  |  Allspring Special Small Cap Value Fund

Notes to financial statements
Counterparty	Value of written options	Collateral pledged[1]	Net amount
Bank of America Securities Incorporated	$1,116,875	$(1,116,875)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:
	Year ended March 31
	2022	2021
Ordinary income	$175,473,103	$25,059,755
Long-term capital gain	207,711,106	1,246,139
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$8,494,840	$219,511,494	$1,019,634,331
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. REDEMPTIONS IN-KIND
During the year ended March 31, 2022, the Fund redeemed assets through in-kind redemptions for shareholders in Class R6. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:

Allspring Special Small Cap Value Fund  |  33

Notes to financial statements
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
11-8-2021	$31,199,229	$645,412	$17,188,502	0.50%
13. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

34  |  Allspring Special Small Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Small Cap Value Fund (formerly, Wells Fargo Special Small Cap Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

Allspring Special Small Cap Value Fund  |  35

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 62% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $207,711,106 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $110,105,649 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2022, $142,542,631 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Allspring Special Small Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Special Small Cap Value Fund  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Allspring Special Small Cap Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Special Small Cap Value Fund  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0422-00543 05-22
A246/AR246 03-22

Annual Report
March 31, 2022
Allspring Precious Metals Fund

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Precious Metals Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Precious Metals Fund for the 12-month period that ended March 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Precious Metals Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Precious Metals Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Precious Metals Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Precious Metals Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael Bradshaw, CFA®‡, Oleg Makhorine
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKWAX)	1-20-1998	11.19	8.36	-2.14	17.96	9.66	-1.56	1.17	1.09
Class C (EKWCX)	1-29-1998	16.07	8.83	-2.29	17.07	8.83	-2.29	1.92	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	18.13	9.81	-1.42	1.09	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	18.30	9.99	-1.26	0.84	0.79
FTSE Gold Mines Index[3]	–	–	–	–	19.16	11.44	-1.17	–	–
S&P 500 Index[4]	–	–	–	–	15.65	15.99	14.64	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.09% for Class A, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Precious Metals Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, geographic, nondiversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Precious Metals Fund  |  7

Performance highlights (unaudited)

8  |  Allspring Precious Metals Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2022.
■	The Fund’s overweights to Kinross Gold Corp. and Torex Gold Resources Inc. detracted from results, along with underweights to Newmont Corp. and Barrick Gold Corp.
■	The Fund’s overweights to Kirkland Lake Gold Ltd., SSR Mining Inc., and Pretium Resources Inc. enhanced results during the period. The Fund’s positions in Royal Gold, Inc., and Franco-Nevada Corp. also aided results, along with underweights to Agnico Eagle Mines Ltd. and Newcrest Mining Ltd.
■	The price of gold rose more than 13% during the 12-month period, and the share prices of precious metals stocks outperformed the gold price.
Gold prices rose during the reporting period
The price of gold rose 3% during the first three quarters of the reporting period. Improving global growth and rising inflation brought on by the successful development of a COVID-19 vaccine caused stock and commodity markets to rise along with bond yields. During the fourth quarter of the period, gold prices rose more than 5.5%. Gold prices were propelled higher during the winter months by rapidly rising inflation, a declining stock market, and the unexpected Russian invasion of Ukraine.
Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Purchases of gold ETFs were relatively stable during the first three quarters of the reporting period, supporting the price of gold. During the fourth quarter of the period, inflows into gold-backed ETFs accelerated by 8% as rapidly rising inflation, a falling stock market, and the Russian invasion of Ukraine saw investors diversify into perceived safe havens such as gold.
Ten largest holdings (%) as of March 31, 2022[1]
Barrick Gold Corporation	6.33
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares	5.67
Kinross Gold Corporation	5.52
Gold Fields Limited ADR	5.40
Franco-Nevada Corporation-Legend Shares	5.40
Agnico-Eagle Mines Limited	5.14
Royal Gold Incorporated	4.70
Endeavour Mining plc	4.30
Newmont Corporation	4.24
Gold Bullion	3.86
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Gold-mining stocks outperformed the price of gold
The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This was the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best.
Two of the Fund’s most noteworthy detractors were Kinross Gold Corp. and Torex Gold Resources Inc. Kinross underperformed on news of a fire at its Tasiast Mine in Mauritania and its subsequent cut to 2021 production guidance. Torex lagged on news of higher-than-expected capital and operating costs at its Media Luna development project in Mexico. The Fund’s underweights to Newmont Corp. and Barrick Gold Corp. also detracted from results.
Country allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Precious Metals Fund  |  9

Performance highlights (unaudited)
Four of the Fund’s most noteworthy contributors were Kirkland Lake Gold Ltd., Royal Gold, Inc., SSR Mining Inc., and Pretium Resources Inc. Kirkland Lake outperformed on news of a takeover offer from Agnico Eagle Mines Ltd. while Pretium jumped on news of a takeover offer from Newcrest Mining Ltd. Royal Gold outperformed on positive operating updates at two of its assets, the Mount Milligan Mine in Canada and Khoemacau Mine in Botswana. The Fund’s underweights to Agnico Eagle and Newcrest Mining also enhanced performance.
Our outlook for precious metals companies is positive
We believe the short-term outlook for gold prices depends largely on economic data and the resulting impact on U.S. interest rates, inflation, and the U.S. dollar. With economic growth accelerating during the most recent quarter and inflation expectations rising, bond yields are expected to continue to rise over the short term. Given gold’s historical inverse relationship to real yields, we would expect the current environment to remain a headwind for gold prices.
Over the longer term, we believe the gold price will be supported by more persistent inflation, a flattening yield curve, and a slowing economy. The Russia-Ukraine war adds another element to this, as a prolonged conflict would be gold-positive through higher investment demand versus a quick resolution being gold-negative as short-term tactical positions are unwound. Given the current gold price environment, and our longer-term outlook, we believe the outlook for the gold-mining industry is positive.
We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because, in our view, company fundamentals tend to drive stock prices. We believe higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform their peers.

10  |  Allspring Precious Metals Fund

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,276.95	$ 6.19	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$ 5.49	1.09%
Class C
Actual	$1,000.00	$1,272.23	$10.42	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$ 9.25	1.84%
Administrator Class
Actual	$1,000.00	$1,277.85	$ 5.40	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$ 4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,278.86	$ 4.49	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$ 3.98	0.79%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

Allspring Precious Metals Fund  |  11

Consolidated portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 93.20%
Australia: 9.90%
Capricorn Metals Limited (Materials, Metals & mining) †	600,000	$ 1,839,177
Evolution Mining Limited (Materials, Metals & mining)	2,350,000	7,756,195
Newcrest Mining Limited (Materials, Metals & mining)	702,294	14,191,523
Newcrest Mining Limited-Toronto Exchange Traded Shares (Materials, Metals & mining)	100,721	2,027,875
Northern Star Resources Limited (Materials, Metals & mining)	1,536,412	12,395,300
		38,210,070
Canada: 60.36%
Agnico-Eagle Mines Limited (Materials, Metals & mining)	324,527	19,858,669
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & mining)	35,000	2,143,400
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & mining)	124,164	7,603,803
Alamos Gold Incorporated Class A (Materials, Metals & mining)	1,173,980	9,860,249
Artemis Gold Incorporated (Materials, Metals & mining) †	900,000	5,111,387
Ascot Resources Limited (Materials, Metals & mining) †	2,250,000	1,907,771
B2Gold Corporation (Materials, Metals & mining)	2,850,000	13,085,630
Barrick Gold Corporation (Materials, Metals & mining)	995,723	24,425,085
Centerra Gold Incorporated (Materials, Metals & mining)	650,000	6,390,033
Centerra Gold Incorporated-Legend Shares (Materials, Metals & mining) 144A	250,000	2,471,703
Dundee Precious Metals Incorporated (Materials, Metals & mining)	925,000	5,519,738
Franco-Nevada Corporation-Legend Shares (Materials, Metals & mining) 144A	130,948	20,838,136
Kinross Gold Corporation (Materials, Metals & mining)	3,632,483	21,327,381
Lundin Gold Incorporated (Materials, Metals & mining) †	925,000	7,732,072
MAG Silver Corporation (Materials, Metals & mining) †	400,000	6,476,023
MAG Silver Corporation-Legend Shares (Materials, Metals & mining)	100,000	1,619,006
Marathon Gold Corporation (Materials, Metals & mining) †	800,000	1,734,192
Orla Mining Limited (Materials, Metals & mining) †	300,000	1,435,028
Osisko Mining Incorporated (Materials, Metals & mining) †	450,000	1,436,228
Pan American Silver Corporation (Materials, Metals & mining)	285,000	7,780,500
SilverCrest Metals Incorporated (Materials, Metals & mining) †	855,000	7,618,846
Skeena Resources Limited (Materials, Metals & mining) †	300,000	3,337,999
SSR Mining Incorporated (Materials, Metals & mining)	275,000	5,981,250
SSR Mining Incorporated-U.S. Exchange Traded Shares (Materials, Metals & mining)	353,552	7,686,712
Torex Gold Resources Incorporated (Materials, Metals & mining) †	365,000	4,583,850
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining) 144A	185,000	2,323,321
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining)	266,250	3,343,699
Triple Flag Precious Metals Corporation (Materials, Metals & mining)	210,000	3,025,317
Wheaton Precious Metals Corporation (Materials, Metals & mining)	12,950	615,828
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Allspring Precious Metals Fund

Consolidated portfolio of investments—March 31, 2022

	Shares	Value
Canada: (continued)
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & mining)	460,000	$ 21,886,800
Yamana Gold Incorporated (Materials, Metals & mining)	700,000	3,908,331
		233,067,987
South Africa: 7.00%
AngloGold Ashanti Limited ADR (Materials, Metals & mining)	260,591	6,173,401
Gold Fields Limited ADR (Materials, Metals & mining)	1,350,000	20,871,000
		27,044,401
United Kingdom: 4.30%
Endeavour Mining plc (Materials, Metals & mining)	670,000	16,619,366
United States: 11.64%
Newmont Corporation (Materials, Metals & mining)	205,802	16,350,969
Newmont Corporation-Toronto Exchange Traded Shares (Materials, Metals & mining)	131,348	10,436,185
Royal Gold Incorporated (Materials, Metals & mining)	128,436	18,145,438
		44,932,592
Total Common stocks (Cost $186,794,783)		359,874,416

	Expiration date
Rights: 0.00%
Canada: 0.00%
Kinross Gold Corporation Contingent Value Rights (Materials, Metals & mining) ♦†	3-1-2032	75,000	0
Total Rights (Cost $0)			0

	Troy ounces
Commodities: 3.86%
Gold Bullion *	7,690	14,893,896
Total Commodities (Cost $4,532,509)		14,893,896

		Yield	Shares
Short-term investments: 2.19%
Investment companies: 2.19%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	8,444,788	8,444,788
Total Short-term investments (Cost $8,444,788)				8,444,788
Total investments in securities (Cost $199,772,080)	99.25%			383,213,100
Other assets and liabilities, net	0.75			2,903,147
Total net assets	100.00%			$386,116,247

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
*	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  13

Consolidated portfolio of investments—March 31, 2022

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,898,183	$90,262,392	$(87,715,787)	$0	$0	$8,444,788	8,444,788	$2,094
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Allspring Precious Metals Fund

Consolidated statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $186,794,783)	$ 359,874,416
Investments in affiliated securities, at value (cost $8,444,788)	8,444,788
Investments in commodities, at value (cost $4,532,509)	14,893,896
Cash	102,747
Foreign currency, at value (cost $2,775,414)	2,771,594
Receivable for Fund shares sold	888,715
Receivable for dividends	430,920
Prepaid expenses and other assets	50,945
Total assets	387,458,021
Liabilities
Payable for investments purchased	610,107
Payable for Fund shares redeemed	302,372
Management fee payable	185,284
Administration fees payable	56,471
Distribution fee payable	7,720
Trustees’ fees and expenses payable	3,371
Accrued expenses and other liabilities	176,449
Total liabilities	1,341,774
Total net assets	$386,116,247
Net assets consist of
Paid-in capital	$ 347,063,820
Total distributable earnings	39,052,427
Total net assets	$386,116,247
Computation of net asset value and offering price per share
Net assets – Class A	$ 208,497,143
Shares outstanding – Class A1	3,818,007
Net asset value per share – Class A	$54.61
Maximum offering price per share – Class A2	$57.94
Net assets – Class C	$ 12,240,803
Shares outstanding – Class C1	253,421
Net asset value per share – Class C	$48.30
Net assets – Administrator Class	$ 25,015,784
Shares outstanding – Administrator Class[1]	454,316
Net asset value per share – Administrator Class	$55.06
Net assets – Institutional Class	$ 140,362,517
Shares outstanding – Institutional Class[1]	2,528,837
Net asset value per share – Institutional Class	$55.50
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  15

Consolidated statement of operations—year ended March 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $558,269)	$ 5,817,598
Income from affiliated securities	2,094
Total investment income	5,819,692
Expenses
Management fee	2,300,936
Administration fees
Class A	409,259
Class C	25,183
Administrator Class	24,806
Institutional Class	166,441
Shareholder servicing fees
Class A	487,213
Class C	29,980
Administrator Class	47,703
Distribution fee
Class C	89,927
Custody and accounting fees	43,824
Professional fees	65,418
Registration fees	57,504
Shareholder report expenses	43,277
Trustees’ fees and expenses	20,254
Transfer agent fees	4,399
Other fees and expenses	13,829
Total expenses	3,829,953
Less: Fee waivers and/or expense reimbursements
Fund-level	(206,977)
Class A	(72,132)
Class C	(3,586)
Administrator Class	(17,242)
Net expenses	3,530,016
Net investment income	2,289,676
Realized and unrealized gains (losses) on investments
Net realized gains on investments	11,771,865
Net change in unrealized gains (losses) on
Unaffiliated securities	41,579,825
Commodities	1,759,675
Net change in unrealized gains (losses) on investments	43,339,500
Net realized and unrealized gains (losses) on investments	55,111,365
Net increase in net assets resulting from operations	$57,401,041
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Allspring Precious Metals Fund

Consolidated statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment income		$ 2,289,676		$ 832,750
Net realized gains on investments		11,771,865		31,323,046
Net change in unrealized gains (losses) on investments		43,339,500		64,472,819
Net increase in net assets resulting from operations		57,401,041		96,628,615
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,465,823)		(3,269,928)
Class C		(23,828)		0
Administrator Class		(285,008)		(259,299)
Institutional Class		(1,978,706)		(2,949,296)
Total distributions to shareholders		(4,753,365)		(6,478,523)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	635,264	31,820,827	1,263,769	70,589,866
Class C	34,189	1,491,358	93,294	4,459,073
Administrator Class	546,383	27,219,384	187,722	9,854,429
Institutional Class	908,294	46,314,183	1,417,420	78,271,394
		106,845,752		163,174,762
Reinvestment of distributions
Class A	50,693	2,290,305	57,106	3,047,187
Class C	590	23,631	0	0
Administrator Class	6,179	281,352	4,749	255,520
Institutional Class	32,848	1,507,057	43,907	2,380,208
		4,102,345		5,682,915
Payment for shares redeemed
Class A	(999,369)	(48,762,130)	(1,354,083)	(72,940,719)
Class C	(72,521)	(3,120,098)	(185,427)	(9,204,883)
Administrator Class	(393,345)	(19,388,309)	(121,514)	(6,447,337)
Institutional Class	(1,081,288)	(53,579,450)	(1,793,191)	(97,798,865)
		(124,849,987)		(186,391,804)
Net decrease in net assets resulting from capital share transactions		(13,901,890)		(17,534,127)
Total increase in net assets		38,745,786		72,615,965
Net assets
Beginning of period		347,370,461		274,754,496
End of period		$ 386,116,247		$ 347,370,461
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  17

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$46.95	$35.30	$33.94	$32.80	$35.99
Net investment income (loss)	0.27 [1]	0.08	(0.03) [1]	(0.03) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	8.03	12.35	1.44	1.17	(2.60)
Total from investment operations	8.30	12.43	1.41	1.14	(2.71)
Distributions to shareholders from
Net investment income	(0.64)	(0.78)	(0.05)	0.00	(0.48)
Net asset value, end of period	$54.61	$46.95	$35.30	$33.94	$32.80
Total return[2]	17.96%	34.95%	4.13%	3.48%	(7.56)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.20%	1.22%	1.21%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.04%
Net investment income (loss)	0.55%	0.12%	(0.08)%	(0.11)%	(0.32)%
Supplemental data
Portfolio turnover rate[3]	15%	22%	25%	19%	27%
Net assets, end of period (000s omitted)	$208,497	$193,949	$147,020	$162,860	$177,859

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Allspring Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$41.35	$30.87	$29.88	$29.09	$32.07
Net investment loss	(0.09) [1]	(0.32) [1]	(0.29) [1]	(0.24) [1]	(0.33) [1]
Net realized and unrealized gains (losses) on investments	7.13	10.80	1.28	1.03	(2.30)
Total from investment operations	7.04	10.48	0.99	0.79	(2.63)
Distributions to shareholders from
Net investment income	(0.09)	0.00	0.00	0.00	(0.35)
Net asset value, end of period	$48.30	$41.35	$30.87	$29.88	$29.09
Total return[2]	17.07%	33.95%	3.31%	2.72%	(8.24)%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.92%	1.95%	1.97%	1.96%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.79%
Net investment loss	(0.21)%	(0.68)%	(0.83)%	(0.88)%	(1.07)%
Supplemental data
Portfolio turnover rate[3]	15%	22%	25%	19%	27%
Net assets, end of period (000s omitted)	$12,241	$12,039	$11,834	$14,908	$33,022

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  19

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$47.36	$35.66	$34.29	$33.09	$36.27
Net investment income (loss)	0.38 [1]	0.17 [1]	0.02 [1]	0.01 [1]	(0.09) [1]
Net realized and unrealized gains (losses) on investments	8.05	12.47	1.45	1.19	(2.59)
Total from investment operations	8.43	12.64	1.47	1.20	(2.68)
Distributions to shareholders from
Net investment income	(0.73)	(0.94)	(0.10)	0.00	(0.50)
Net asset value, end of period	$55.06	$47.36	$35.66	$34.29	$33.09
Total return	18.13%	35.13%	4.24%	3.63%	(7.40)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.12%	1.14%	1.15%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.91%
Net investment income (loss)	0.78%	0.31%	0.06%	0.04%	(0.25)%
Supplemental data
Portfolio turnover rate[2]	15%	22%	25%	19%	27%
Net assets, end of period (000s omitted)	$25,016	$13,976	$7,994	$8,086	$9,148

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Allspring Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$47.74	$35.96	$34.57	$33.30	$36.47
Net investment income	0.50	0.24	0.09 [1]	0.04	0.02
Net realized and unrealized gains (losses) on investments	8.07	12.59	1.46	1.23	(2.67)
Total from investment operations	8.57	12.83	1.55	1.27	(2.65)
Distributions to shareholders from
Net investment income	(0.81)	(1.05)	(0.16)	0.00	(0.52)
Net asset value, end of period	$55.50	$47.74	$35.96	$34.57	$33.30
Total return	18.30%	35.34%	4.43%	3.81%	(7.27)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.87%	0.89%	0.88%
Net expenses	0.79%	0.79%	0.79%	0.79%	0.73%
Net investment income	0.85%	0.37%	0.22%	0.21%	0.01%
Supplemental data
Portfolio turnover rate[2]	15%	22%	25%	19%	27%
Net assets, end of period (000s omitted)	$140,363	$127,406	$107,907	$95,431	$82,650

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  21

Notes to consolidated financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Precious Metals Fund (the "Fund") which is a non-diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on the date of the Special Meeting of Shareholders approving the agreements.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2022, the Subsidiary held $14,893,896 in gold bullion representing 99.61% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2022, the Fund held $14,951,946, in the Subsidiary, representing 3.87% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2022, such fair value pricing was used in pricing certain foreign securities.
Investments in commodities are valued at their last traded price.

22  |  Allspring Precious Metals Fund

Notes to consolidated financial statements
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $214,345,837 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$171,927,971
Gross unrealized losses	(3,060,708)
Net unrealized gains	$168,867,263

Allspring Precious Metals Fund  |  23

Notes to consolidated financial statements
As of March 31, 2022, the Fund had capital loss carryforwards which consisted of $33,908,700 in short-term capital losses and $101,545,949 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 2,027,875	$ 36,182,195	$0	$ 38,210,070
Canada	200,328,722	32,739,265	0	233,067,987
South Africa	27,044,401	0	0	27,044,401
United Kingdom	16,619,366	0	0	16,619,366
United States	44,932,592	0	0	44,932,592
Rights
Canada	0	0	0	0
Commodities	14,893,896	0	0	14,893,896
Short-term investments
Investment companies	8,444,788	0	0	8,444,788
Total assets	$314,291,640	$68,921,460	$0	$383,213,100
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

24  |  Allspring Precious Metals Fund

Notes to consolidated financial statements
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:

Allspring Precious Metals Fund  |  25

Notes to consolidated financial statements
Expense ratio caps
Class A	1.09%
Class C	1.84
Administrator Class	0.95
Institutional Class	0.79
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2022, Allspring Funds Distributor received $13,287 from the sale of Class A shares and $70 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $53,301,782 and $70,372,752, respectively. These amounts include purchase and sales transactions of the Subsidiary.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $4,753,365 and $6,478,523 of ordinary income for the years ended March 31, 2022 and March 31, 2021, respectively.
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$5,651,006	$168,865,334	$(135,454,649)

26  |  Allspring Precious Metals Fund

Notes to consolidated financial statements
9. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in precious metals and minerals with a geographic emphasis in Canada. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Precious Metals Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Precious Metals Fund (formerly, Wells Fargo Precious Metals Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the consolidated portfolio of investments, as of March 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

28  |  Allspring Precious Metals Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 12% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $3,085,848 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2022. Additional details will be available in the semiannual report.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On January 27, 2022, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	2,753,033
Shares voted “Against”	233,033
Shares voted "Abstain"	411,330
Shares voted “Uninstructed”	186,285
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	2,754,517
Shares voted “Against”	230,362
Shares voted "Abstain"	412,517
Shares voted “Uninstructed”	186,285
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Precious Metals Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Precious Metals Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Precious Metals Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Precious Metals Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00040 05-22
A316/AR316 03-22

Annual Report
March 31, 2022
Allspring
Specialized Technology Fund

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Specialized Technology Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Specialized Technology Fund for the 12-month period that ended March 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Specialized Technology Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Specialized Technology Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Specialized Technology Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
On May 17, 2022, the U.S. Department of Justice announced that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), which currently serves as the Allspring Specialized Technology Fund’s (the "Fund") subadviser, agreed to plead guilty to criminal securities fraud in connection with investment management of an AllianzGI U.S. proprietary investment product. As a consequence of the guilty plea, AllianzGI U.S. has been disqualified from providing advisory and subadvisory services to U.S. registered investment companies for the next ten years, including the Fund.
The Securities and Exchange Commission announced that it will allow a brief transition period during which AllianzGI U.S. can continue to provide advisory and subadvisory services to U.S. registered investment companies including the Fund for up to ten weeks. Allspring Funds Management is reviewing the situation and will make a recommendation to the Fund’s Board of Trustees in the near future regarding subadvisory services to the Fund.
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Specialized Technology Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allianz Global Investors U.S., LLC
Portfolio managers	Huachen Chen, CFA®‡†, Walter C. Price, Jr., CFA®‡†, Michael A. Seidenberg
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSTX)	9-18-2000	-4.56	22.02	17.82	1.26	23.47	18.51	1.36	1.36
Class C (WFTCX)	9-18-2000	-0.49	22.61	17.65	0.51	22.61	17.65	2.11	2.11
Administrator Class (WFTDX)	7-30-2010	–	–	–	1.28	23.58	18.66	1.28	1.28
Institutional Class (WFTIX)[3]	10-31-2016	–	–	–	1.53	23.88	18.80	1.03	1.03
S&P North American Technology Sector Index[4]	–	–	–	–	8.72	24.10	19.94	–	–
S&P 500 Index[5]	–	–	–	–	15.65	15.99	14.64	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across eleven sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.35% for Class A, 2.10% for Class C, 1.28% for Administrator Class, and 1.03% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The S&P North American Technology Sector Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Chen and Mr. Price are expected to retire December 31, 2022.

6  |  Allspring Specialized Technology Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Sector Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to convertible securities risk, foreign investment risk, nondiversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Specialized Technology Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the S&P North American Technology Sector Index, for the 12-month period that ended March 31, 2022.
■	The Fund’s overweights to some high-growth software companies that provide services such as communications and cybersecurity detracted from relative returns.
■	An underweight to Meta Platforms, Facebook's parent company, aided relative returns.
Information technology (IT) continued to be a rich source of investment returns.
IT companies across multiple industries continued to demonstrate strong operational performance, but stock performance was mixed. The period included higher market volatility amid supply chain disruptions, rising inflation, and expected rising interest rates, as well as the war in Ukraine. While there is elevated economic uncertainty ahead, businesses and consumers continue to turn to innovative technologies to improve productivity and reduce costs.
We believe one of the most attractive qualities of the IT sector is the common emergence of new and disruptive trends. Many of these new technologies could expand the influence of technology into other areas of the economy and draw value from predecessor technologies within the sector. Our primary goal continues to be identifying these major trends ahead of the crowd and investing in the emerging leaders.
Ten largest holdings (%) as of March 31, 2022[1]
Microsoft Corporation	7.81
Alphabet Incorporated Class C	6.34
Apple Incorporated	5.74
MongoDB Incorporated	4.73
Amazon.com Incorporated	4.61
Palo Alto Networks Incorporated	4.53
NVIDIA Corporation	4.08
ZoomInfo Technologies Incorporated	3.45
MasterCard Incorporated Class A	3.01
ON Semiconductor Corporation	2.83
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Over the 12-month period, we increased our exposure to select software companies that we believe are attractively valued and should benefit from higher demand over time. The industry should benefit from the ongoing migration to cloud computing and software as a service (SaaS). We also added to some communications equipment companies positioned to benefit from stronger demand as economic growth improves. Conversely, we reduced exposure to some high-growth software companies that performed exceptionally well in 2020 and early 2021.
Over the course of the year, as we saw higher volatility and a rapidly changing economic landscape, we repositioned some holdings and reallocated proceeds to areas we believe had more attractive risk/reward characteristics. The largest contributors to the Fund’s realized gains included stocks that have been significant outperformers in recent years, primarily higher-growth software stocks. We continue to hold positions in these stocks, but in our view, the near-term risks associated with rising interest rates warranted smaller exposure.
Underweights to Apple Inc. and NVIDIA Corp. were the largest detractors.
Apple Inc. reported strong earnings results and indicated revenues should grow steadily in the second quarter, despite headwinds from chip shortages. Higher iPhone shipments, steady Mac sales, and strong services growth drove the sales upside as gross margins exceeded expectations. Demand for the portfolio of devices and services continues to expand which underscores more structural drivers than work-from-home demand alone. Apple remains one of the largest positions in the portfolio but continues to be underweight relative to the benchmark’s large position.
Sector allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
NVIDIA Corp. manufactures processing chips for various applications including graphics cards, artificial intelligence

8  |  Allspring Specialized Technology Fund

Performance highlights (unaudited)
(AI) processing, and cloud datacenters. The company delivered robust growth in its cloud datacenter segment over the period. Other business segments, such as artificial intelligence processing, have also seen an inflection in demand. NVIDIA remains one of the largest positions in the portfolio but it is underweight relative to the benchmark’s position.
Other top detractors from relative returns included overweights to Twilio Inc.*; Okta, Inc.; and Micron Technology, Inc.
Our underweight to Meta Platforms Inc. and our overweight to MongoDB, Inc., were key contributors.
Facebook’s parent company, Meta Platforms, reported disappointing quarterly results, and management provided muted guidance. The company’s fundamentals were negatively affected by greater-than-anticipated challenges associated with Apple’s privacy changes (IDFA). Additionally, Meta is seeing a rapid migration of users toward short-form videos where the company faces stiff competition. We acknowledge that resolution of these issues will take time, and we will continue to evaluate our position relative to other investment opportunities. The team significantly reduced the position size during the period.
MongoDB provides schema-less database technology that is becoming increasingly used for AI-oriented application development. The company’s database is more flexible, scalable, and performant than more traditional SQL-based technologies for AI workloads. MongoDB is becoming an important player in securing data with its database technology, as it provides various features, including authentication, encryption, and access control to secure data in its platform. We believe the company has shown accelerating growth trends and is well positioned to sustain a high level of growth.
Other top detractors from relative returns included overweights to ON Semiconductor Corp., Palo Alto Networks, Inc., and Zscaler Incorporated.
We retain an optimistic outlook for the IT sector and for the Fund.
In our view, the IT sector continues to benefit from strong tailwinds which should continue to drive attractive long-term appreciation. There is no question in our minds that the present events around the COVID-19 crisis will spur the use of technology and change how we live and work in the future. The need for companies to operate more efficiently should accelerate the move to cheaper and more productive solutions such as cloud, SaaS, AI, and cybersecurity. We are in a period of rapid change, where the importance of technology is key to the prosperity of most industries. This environment is likely to provide attractive growth opportunities in many technology stocks over the next several years.

*	This security was no longer held at the end of the reporting period.

Allspring Specialized Technology Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 925.27	$ 6.38	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$ 6.69	1.33%
Class C
Actual	$1,000.00	$ 921.92	$10.01	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.50	2.09%
Administrator Class
Actual	$1,000.00	$ 925.24	$ 6.10	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$ 6.39	1.27%
Institutional Class
Actual	$1,000.00	$ 926.39	$ 4.85	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$ 5.09	1.01%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Specialized Technology Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 95.21%
Communication services: 12.23%
Entertainment: 0.08%
Take-Two Interactive Software Incorporated †	3,355	$ 515,798
Interactive media & services: 11.07%
Alphabet Incorporated Class A †	1,665	4,630,948
Alphabet Incorporated Class C †	13,905	38,836,526
Meta Platforms Incorporated Class A †	14,510	3,226,444
ZoomInfo Technologies Incorporated †	353,655	21,127,350
		67,821,268
Media: 1.08%
Comcast Corporation Class A	141,895	6,643,524
Consumer discretionary: 8.93%
Automobiles: 1.40%
Tesla Motors Incorporated †	7,955	8,572,308
Hotels, restaurants & leisure: 2.92%
Airbnb Incorporated Class A †	9,320	1,600,803
Booking Holdings Incorporated †	3,100	7,280,195
Expedia Group Incorporated †	46,170	9,034,084
		17,915,082
Internet & direct marketing retail: 4.61%
Amazon.com Incorporated †	8,660	28,231,167
Industrials: 0.72%
Electrical equipment: 0.02%
Bloom Energy Corporation Class A †	3,430	82,835
Road & rail: 0.70%
Lyft Incorporated Class A †	72,295	2,776,128
Uber Technologies Incorporated †	43,045	1,535,846
		4,311,974
Information technology: 73.33%
Communications equipment: 1.05%
Arista Networks Incorporated †	14,475	2,011,736
F5 Networks Incorporated †	21,055	4,399,442
		6,411,178
Electronic equipment, instruments & components: 0.88%
Cognex Corporation	8,815	680,077
Flex Limited †	166,820	3,094,511
Samsung SDI Company Limited	3,340	1,625,543
		5,400,131
IT services: 12.24%
Adyen NV 144A†	810	1,604,362
Cloudflare Incorporated Class A †	5,415	648,176
DXC Technology Company †	190,170	6,205,247
Global Payments Incorporated	11,125	1,522,345
The accompanying notes are an integral part of these financial statements.

Allspring Specialized Technology Fund  |  11

Portfolio of investments—March 31, 2022

	Shares	Value
IT services (continued)
MasterCard Incorporated Class A	51,615	$ 18,446,169
MongoDB Incorporated †	65,310	28,970,863
Okta Incorporated †	19,050	2,875,788
PayPal Holdings Incorporated †	30,650	3,544,673
Snowflake Incorporated Class A †	16,258	3,725,196
Square Incorporated Class A †	7,595	1,029,882
Visa Incorporated Class A	29,130	6,460,160
		75,032,861
Semiconductors & semiconductor equipment: 21.82%
Advanced Micro Devices Incorporated †	36,585	4,000,204
Applied Materials Incorporated	24,730	3,259,414
ASML Holding NV	2,610	1,743,297
Broadcom Incorporated	19,200	12,089,856
Infineon Technologies AG	125,215	4,236,024
KLA Corporation	9,530	3,488,552
Lam Research Corporation	7,760	4,171,854
Marvell Technology Incorporated	142,600	10,225,846
Micron Technology Incorporated	130,765	10,185,286
Monolithic Power Systems Incorporated	1,460	709,093
NVIDIA Corporation	91,760	25,037,634
NXP Semiconductors NV	34,330	6,353,796
ON Semiconductor Corporation †	277,220	17,356,744
Qualcomm Incorporated	20,850	3,186,297
SK Hynix Incorporated	73,541	7,074,580
STMicroelectronics NV	43,315	1,882,642
Taiwan Semiconductor Manufacturing Company Limited ADR	110,890	11,561,391
Teradyne Incorporated	16,895	1,997,496
Tokyo Electron Limited	8,600	4,416,625
Wolfspeed Incorporated †	6,835	778,233
		133,754,864
Software: 28.57%
Altair Engineering Incorporated Class A †	11,415	735,126
Alteryx Incorporated Class A †	33,715	2,411,634
Asana Incorporated Class A †«	19,420	776,217
Aspen Technology Incorporated †	9,460	1,564,400
Atlassian Corporation plc Class A †	49,175	14,449,090
Box Incorporated Class A †	62,790	1,824,677
Crowdstrike Holdings Incorporated Class A †	72,280	16,413,342
Datadog Incorporated Class A †	114,280	17,309,992
Fortinet Incorporated †	15,955	5,452,462
Intuit Incorporated	20,020	9,626,417
KnowBe4 Incorporated Class A †	93,845	2,160,312
Microsoft Corporation	155,385	47,906,743
NortonLifeLock Incorporated	66,255	1,757,083
Oracle Corporation	24,935	2,062,873
Palo Alto Networks Incorporated †	44,570	27,745,271
Paycom Software Incorporated †	4,845	1,678,211
Smartsheet Incorporated Class A †	16,605	909,622
The Trade Desk Incorporated †	77,790	5,386,958
Workday Incorporated Class A †	2,220	531,601
Zscaler Incorporated †	59,835	14,436,989
		175,139,020
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Specialized Technology Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Technology hardware, storage & peripherals: 8.77%
Apple Incorporated	201,520	$ 35,187,407
Hewlett Packard Enterprise Company	2,759	46,103
Pure Storage Incorporated Class A †	157,950	5,577,215
Samsung Electronics Company Limited	66,937	3,830,334
Seagate Technology Holdings plc	101,475	9,122,603
		53,763,662
Total Common stocks (Cost $414,630,500)		583,595,672

		Yield
Short-term investments: 5.32%
Investment companies: 5.32%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	31,826,516	31,826,516
Securities Lending Cash Investments LLC ♠∩∞		0.40	786,600	786,600
Total Short-term investments (Cost $32,613,116)				32,613,116
Total investments in securities (Cost $447,243,616)	100.53%			616,208,788
Other assets and liabilities, net	(0.53)			(3,240,559)
Total net assets	100.00%			$612,968,229

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$32,924,749	$234,146,396	$(235,244,629)	$0	$0	$ 31,826,516	31,826,516	$ 11,439
Securities Lending Cash Investments LLC	0	71,764,832	(70,978,232)	0	0	786,600	786,600	1,058 #
				$0	$0	$32,613,116		$12,497

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Specialized Technology Fund  |  13

Statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities (including $735,448 of securities loaned), at value (cost $414,630,500)	$ 583,595,672
Investments in affiliated securities, at value (cost $32,613,116)	32,613,116
Cash	1,163,013
Receivable for investments sold	3,208,700
Receivable for dividends	365,008
Receivable for Fund shares sold	228,642
Receivable for securities lending income, net	256
Prepaid expenses and other assets	27,946
Total assets	621,202,353
Liabilities
Payable for investments purchased	6,454,077
Payable upon receipt of securities loaned	783,626
Management fee payable	422,104
Payable for Fund shares redeemed	298,857
Administration fees payable	99,844
Distribution fee payable	6,038
Trustees’ fees and expenses payable	3,049
Accrued expenses and other liabilities	166,529
Total liabilities	8,234,124
Total net assets	$612,968,229
Net assets consist of
Paid-in capital	$ 367,109,428
Total distributable earnings	245,858,801
Total net assets	$612,968,229
Computation of net asset value and offering price per share
Net assets – Class A	$ 526,555,446
Shares outstanding – Class A1	36,123,931
Net asset value per share – Class A	$14.58
Maximum offering price per share – Class A2	$15.47
Net assets – Class C	$ 9,821,888
Shares outstanding – Class C1	1,154,774
Net asset value per share – Class C	$8.51
Net assets – Administrator Class	$ 10,191,505
Shares outstanding – Administrator Class[1]	671,878
Net asset value per share – Administrator Class	$15.17
Net assets – Institutional Class	$ 66,399,390
Shares outstanding – Institutional Class[1]	4,288,753
Net asset value per share – Institutional Class	$15.48
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Specialized Technology Fund

Statement of operations—year ended March 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $138,963)	$ 2,110,296
Income from affiliated securities	50,174
Total investment income	2,160,470
Expenses
Management fee	5,975,635
Administration fees
Class A	1,259,412
Class C	25,460
Administrator Class	14,001
Institutional Class	107,665
Shareholder servicing fees
Class A	1,499,300
Class C	30,303
Administrator Class	26,926
Distribution fee
Class C	90,909
Custody and accounting fees	60,939
Professional fees	50,486
Registration fees	69,436
Shareholder report expenses	49,285
Trustees’ fees and expenses	20,254
Other fees and expenses	13,738
Total expenses	9,293,749
Less: Fee waivers and/or expense reimbursements
Class A	(95,345)
Class C	(29)
Administrator Class	(49)
Institutional Class	(30)
Net expenses	9,198,296
Net investment loss	(7,037,826)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	87,045,410
Forward foreign currency contracts	292
Net realized gains on investments	87,045,702
Net change in unrealized gains (losses) on investments	(66,380,714)
Net realized and unrealized gains (losses) on investments	20,664,988
Net increase in net assets resulting from operations	$ 13,627,162
The accompanying notes are an integral part of these financial statements.

Allspring Specialized Technology Fund  |  15

Statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment loss		$ (7,037,826)		$ (5,883,706)
Net realized gains on investments		87,045,702		190,286,867
Net change in unrealized gains (losses) on investments		(66,380,714)		131,087,249
Net increase in net assets resulting from operations		13,627,162		315,490,410
Distributions to shareholders from
Net investment income and net realized gains
Class A		(143,063,634)		(78,405,462)
Class C		(4,200,146)		(2,280,902)
Administrator Class		(2,584,254)		(1,513,807)
Institutional Class		(19,099,092)		(10,489,201)
Total distributions to shareholders		(168,947,126)		(92,689,372)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,025,768	18,709,362	2,163,000	37,972,273
Class C	69,766	881,654	302,791	3,665,611
Administrator Class	109,867	2,157,542	223,472	3,909,027
Institutional Class	807,805	15,521,449	1,553,730	28,178,733
		37,270,007		73,725,644
Reinvestment of distributions
Class A	8,259,821	138,104,208	4,189,570	75,118,993
Class C	429,463	4,200,146	186,253	2,279,734
Administrator Class	146,691	2,550,952	80,808	1,493,323
Institutional Class	1,064,445	18,883,248	553,428	10,360,173
		163,738,554		89,252,223
Payment for shares redeemed
Class A	(4,175,414)	(73,339,383)	(3,902,978)	(70,093,344)
Class C	(295,041)	(3,224,878)	(451,677)	(5,823,540)
Administrator Class	(88,403)	(1,634,898)	(758,411)	(11,851,802)
Institutional Class	(2,000,907)	(37,260,346)	(1,566,683)	(28,632,320)
		(115,459,505)		(116,401,006)
Net increase in net assets resulting from capital share transactions		85,549,056		46,576,861
Total increase (decrease) in net assets		(69,770,908)		269,377,899
Net assets
Beginning of period		682,739,137		413,361,238
End of period		$ 612,968,229		$ 682,739,137
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Specialized Technology Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.55	$12.08	$13.33	$14.08	$10.95
Net investment loss	(0.19) [1]	(0.16)	(0.11)	(0.11)	(0.10) [1]
Net realized and unrealized gains (losses) on investments	1.04	9.44	(0.01)	2.06	4.20
Total from investment operations	0.85	9.28	(0.12)	1.95	4.10
Distributions to shareholders from
Net realized gains	(4.82)	(2.81)	(1.13)	(2.70)	(0.97)
Net asset value, end of period	$14.58	$18.55	$12.08	$13.33	$14.08
Total return[2]	1.26%	77.67%	(1.31)%	16.80%	38.41%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.35%	1.39%	1.40%	1.41%
Net expenses	1.33%	1.34%	1.37%	1.39%	1.41%
Net investment loss	(1.02)%	(0.98)%	(0.80)%	(0.77)%	(0.75)%
Supplemental data
Portfolio turnover rate	93%	146%	149%	107%	109%
Net assets, end of period (000s omitted)	$526,555	$575,422	$344,949	$401,990	$353,552

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Specialized Technology Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.64	$8.80	$10.09	$11.38	$9.06
Net investment loss	(0.21) [1]	(0.17)	(0.16) [1]	(0.17) [1]	(0.16)
Net realized and unrealized gains (losses) on investments	0.90	6.82	(0.00) [2]	1.58	3.45
Total from investment operations	0.69	6.65	(0.16)	1.41	3.29
Distributions to shareholders from
Net realized gains	(4.82)	(2.81)	(1.13)	(2.70)	(0.97)
Net asset value, end of period	$8.51	$12.64	$8.80	$10.09	$11.38
Total return[3]	0.51%	76.67%	(2.15)%	16.01%	37.45%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.10%	2.14%	2.15%	2.16%
Net expenses	2.09%	2.10%	2.13%	2.14%	2.16%
Net investment loss	(1.79)%	(1.75)%	(1.57)%	(1.52)%	(1.49)%
Supplemental data
Portfolio turnover rate	93%	146%	149%	107%	109%
Net assets, end of period (000s omitted)	$9,822	$12,017	$8,035	$11,615	$15,932

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Specialized Technology Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.13	$12.40	$13.65	$14.34	$11.12
Net investment loss	(0.18) [1]	(0.16)	(0.10) [1]	(0.09) [1]	(0.09) [1]
Net realized and unrealized gains (losses) on investments	1.04	9.70	(0.02)	2.10	4.28
Total from investment operations	0.86	9.54	(0.12)	2.01	4.19
Distributions to shareholders from
Net realized gains	(4.82)	(2.81)	(1.13)	(2.70)	(0.97)
Net asset value, end of period	$15.17	$19.13	$12.40	$13.65	$14.34
Total return	1.28%	77.92%	(1.28)%	17.02%	38.55%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.27%	1.31%	1.32%	1.33%
Net expenses	1.26%	1.27%	1.28%	1.29%	1.32%
Net investment loss	(0.95)%	(0.91)%	(0.71)%	(0.65)%	(0.66)%
Supplemental data
Portfolio turnover rate	93%	146%	149%	107%	109%
Net assets, end of period (000s omitted)	$10,192	$9,636	$11,873	$22,480	$19,140

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Specialized Technology Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.39	$12.51	$13.73	$14.37	$11.12
Net investment loss	(0.13)	(0.12)	(0.07)	(0.07)	(0.05)
Net realized and unrealized gains (losses) on investments	1.04	9.81	(0.02)	2.13	4.27
Total from investment operations	0.91	9.69	(0.09)	2.06	4.22
Distributions to shareholders from
Net realized gains	(4.82)	(2.81)	(1.13)	(2.70)	(0.97)
Net asset value, end of period	$15.48	$19.39	$12.51	$13.73	$14.37
Total return	1.53%	78.30%	(1.05)%	17.25%	38.91%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.02%	1.06%	1.07%	1.08%
Net expenses	1.01%	1.02%	1.03%	1.04%	1.07%
Net investment loss	(0.71)%	(0.66)%	(0.47)%	(0.42)%	(0.40)%
Supplemental data
Portfolio turnover rate	93%	146%	149%	107%	109%
Net assets, end of period (000s omitted)	$66,399	$85,664	$48,504	$51,223	$27,509
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Specialized Technology Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Specialized Technology Fund (the "Fund") which is a non-diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2022, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate.

Allspring Specialized Technology Fund  |  21

Notes to financial statements
On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

22  |  Allspring Specialized Technology Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $457,174,548 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$163,854,008
Gross unrealized losses	(4,819,768)
Net unrealized gains	$159,034,240
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At March 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(5,790,384)	$5,790,384
As of March 31, 2022, the Fund had a qualified late-year ordinary loss of $1,232,958 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Specialized Technology Fund  |  23

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 74,980,590	$ 0	$0	$ 74,980,590
Consumer discretionary	54,718,557	0	0	54,718,557
Industrials	4,394,809	0	0	4,394,809
Information technology	424,831,606	24,670,110	0	449,501,716
Short-term investments
Investment companies	32,613,116	0	0	32,613,116
Total assets	$591,538,678	$24,670,110	$0	$616,208,788
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.840
Next $1 billion	0.815
Next $2 billion	0.790
Next $1 billion	0.765
Next $5 billion	0.755
Over $10 billion	0.745
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allianz Global Investors U.S., LLC (“AllianzGI U.S.”), which is not an affiliate of Allspring Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.57% and declining to 0.50% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement,

24  |  Allspring Specialized Technology Fund

Notes to financial statements
Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.35%
Class C	2.10
Administrator Class	1.28
Institutional Class	1.03
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2022, Allspring Funds Distributor received $9,620 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $621,179,049 and $709,532,336, respectively.

Allspring Specialized Technology Fund  |  25

Notes to financial statements
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Morgan Stanley & Company LLC	$735,448	$(735,448)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2022, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $28,829 in forward foreign currency contacts to buy during the year ended March 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:
	Year ended March 31
	2022	2021
Ordinary income	$ 59,299,754	$ 0
Long-term capital gain	109,647,372	92,689,372

26  |  Allspring Specialized Technology Fund

Notes to financial statements
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$88,061,366	$159,030,393	$(1,232,958)
10. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
13. SUBSEQUENT EVENT
On May 17, 2022, the U.S. Department of Justice announced that AllianzGI U.S., which currently serves as the Fund’s sub-adviser, agreed to plead guilty to criminal securities fraud in connection with investment management of an AllianzGI U.S. proprietary investment product. As a consequence of the guilty plea, AllianzGI U.S. has been disqualified from providing advisory and subadvisory services to U.S. registered investment companies for the next ten years, including the Fund.
The Securities and Exchange Commission announced that it will allow a brief transition period during which AllianzGI U.S. can continue to provide advisory and subadvisory services to U.S. registered investment companies including the Fund for up to ten weeks. Allspring Funds Management is reviewing the situation and will make a recommendation to the Fund's Board of Trustees in the near future regarding subadvisory services to the Fund.

Allspring Specialized Technology Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Specialized Technology Fund (formerly, Wells Fargo Specialized Technology Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

28  |  Allspring Specialized Technology Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $109,647,372 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $2,134,791 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2022, $59,299,754 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Specialized Technology Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Specialized Technology Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Specialized Technology Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Specialized Technology Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00042 05-22
A317/AR317 03-22

Annual Report
March 31, 2022
Allspring Utility and
Telecommunications Fund

The views expressed and any forward-looking statements are as of March 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Utility and Telecommunications Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Utility and Telecommunications Fund for the 12-month period that ended March 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from COVID-19. Tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were dampened by persistent and rising inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -1.48%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 11.37%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.15%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.89%, the Bloomberg Municipal Bond Index6 returned -4.47%, and the ICE BofA U.S. High Yield Index7 fell 0.29%.
Rising inflation and the Russian invasion of Ukraine drove market performance.
Equity markets performed well in April 2021, boosted by the continued reopening of the U.S. economy. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government proposed a $2-trillion-plus infrastructure package. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe increased the pace of vaccinations. Unfortunately, many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Utility and Telecommunications Fund

Letter to shareholders (unaudited)
In June, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the performance period.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Utility and Telecommunications Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $451 billion in AUM1 as of March 31, 2022.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	Figures are as of March 31, 2022, unless otherwise noted. Please note that the assets under management figures provided have been adjusted to eliminate any duplication of reporting among assets directed by multiple investment teams and includes $91.2B from Galliard Capital Management ($74.7B stable value; $16.5B fixed income), an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Utility and Telecommunications Fund

Letter to shareholders (unaudited)
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firm of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Utility and Telecommunications Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kent Newcomb, CFA®‡, Jack Spudich, CFA®‡
Average annual total returns (%) as of March 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EVUAX)	1-4-1994	7.09	10.06	9.97	13.62	11.38	10.63	1.18	1.06
Class C (EVUCX)	9-2-1994	11.75	10.53	9.79	12.75	10.53	9.79	1.93	1.81
Administrator Class (EVUDX)	7-30-2010	–	–	–	13.76	11.55	10.82	1.10	0.93
Institutional Class (EVUYX)	2-28-1994	–	–	–	13.94	11.75	10.99	0.85	0.73
S&P 500 Utilities Index[3]	–	–	–	–	19.93	11.42	11.76	–	–
S&P 500 Index[4]	–	–	–	–	15.65	15.99	14.64	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.05% for Class A, 1.80% for Class C, 0.92% for Administrator Class, and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Utility and Telecommunications Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, and nondiversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Utility and Telecommunications Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the S&P 500 Utilities Index, for the 12-month period that ended March 31, 2022.
■	Telecommunications and other non-utilities holdings detracted from overall performance.
■	Stock selection in the utilities sector contributed to performance.
Utilities outperformed in a strong market.
Using the S&P 500 Index as a proxy, U.S. equity markets returned 15.65% for the 12-month period that ended March 31, 2022. The economic recovery from the depths of the pandemic broadened and deepened, despite ongoing disruption from COVID-19 variants. The goods-producing segment of the economy expanded, and the much larger service segment of the economy picked up as well. Unemployment continued to decline, while inflation accelerated. In December 2021, the Federal Reserve announced plans to address inflation, guiding to a series of interest rate hikes, the first one of which came in March 2022. In response perhaps to higher rates, U.S. equities were lower in the most recent quarter.
Utilities underperformed in the first quarter of the fiscal year, as investors favored faster-growing or riskier companies given strong economic conditions. The sector outperformed the broad market over the past nine months. Potentially slower growth following higher interest rates; rising market volatility; and, we think, relatively favorable valuations attracted investors to utilities. Often considered safe havens in uncertain times, utilities have further outperformed since the war in Ukraine began.
Ten largest holdings (%) as of March 31, 2022[1]
NextEra Energy Incorporated	12.68
Dominion Energy Incorporated	5.39
Duke Energy Corporation	4.92
Sempra Energy	4.71
American Electric Power Company Incorporated	4.46
Exelon Corporation	4.10
The Southern Company	3.80
Xcel Energy Incorporated	3.66
American Tower Corporation	3.50
Cisco Systems Incorporated	3.25
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund’s benchmark, the S& P 500 Utilities Index, ended the fiscal year with a total return of just slightly less than 20%. Fund performance trailed the utilities benchmark due to the Fund’s allocation to telecommunications stocks and other non-utilities holdings. The Fund’s utilities holdings outperformed the benchmark for the period.
The Fund’s non-utilities holdings were the primary detractors from performance.
Detractors among the Fund’s equity investments relative to the benchmark included telecom holdings Comcast Corp. and Verizon Communications Inc. The Fund’s mandate requires an allocation to companies that operate in or supply the telecommunications industry. The telecommunications sector was the weakest sector in the market, as defined by the S&P 500 Index. Two non-utilities/telecom holdings, Visa Inc. and MasterCard Inc., also detracted from performance. These are long-term holdings of the portfolio that have generally added to long-term returns; we have reduced these positions over time.
Sector allocation as of March 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The largest contributor to performance was the decision not to own several benchmark names that underperformed.
Two of the benchmark names we did not own have substantial unregulated power-generation operations, a business model that we consider an impediment to consistent dividend growth. These utilities underperformed the benchmark. Among benchmark utilities that we did own, DTE Energy Co. and Atmos Energy Corp. were contributors. The Fund also benefited from underweight positions, relative

8  |  Allspring Utility and Telecommunications Fund

Performance highlights (unaudited)
to their weights in the benchmark, in several utilities. These included Pinnacle West Capital Corp.; Eversource Energy; and NextEra Energy, Inc., which underperformed the benchmark return. The Fund also benefited from owning UnitedHealth Group Inc.
The Fund added a new utilities holding, sold several holdings, and adjusted other position sizes.
We added Evergy, Inc., and divested Pinnacle West Capital Corp.; Phillips 66; and DT Midstream, Inc., a spinoff from DTE Energy Company. We reduced weightings for several holdings based on our evaluation of their risks relative to potential returns and increased weightings in a few high-conviction holdings that, in our opinion, have superior prospects for above-average dividend growth.
Utilities could remain in favor given their stable, consistent total return potential.
Reflecting recent outperformance, utilities no longer look undervalued. That said, the sector could remain in favor based on its solid total return potential, which we believe is near 10% (current yield plus dividend growth), against a backdrop of increasing economic uncertainty and elevated geopolitical concerns. Many utilities appear to have abundant opportunities to invest in their core businesses at returns we view as attractive. The regulatory environment appears favorable for long-term utility capital spending plans to modernize the electrical grid and replace coal with natural gas and renewable forms of energy. The transition to renewables could also improve the sector’s environmental characteristics, as utilities clean up their generation fleets. We believe these factors bode well for consistent earnings and dividend growth. Challenges to the sector, in our opinion, could include a market that favors faster-growing or riskier stocks. One way we mitigate that risk is by owning stocks in sectors other than utilities and telecom that have the potential for faster growth. Additional impediments to utilities stock performance might be rising energy prices following the Russian invasion of Ukraine, which could drive up costs and put pressure on customer bills. Unlike many companies, however, regulated utilities can pass along most costs to ratepayers over time. A focus on utilities that are able to increase dividends at above-average rates can help investors cope with rising living expenses, in our opinion.
Our outlook for telecommunications companies is generally mixed, with the legacy local-exchange telephone business in secular decline, cable TV under pressure, and wireless steady but approaching saturation. However, internet service and emerging opportunities in 5G technology likely provide avenues for long-term growth for select companies. We believe that maintaining an allocation to telecommunications and other non-utilities stocks that offer what we expect to be solid, above-average dividend growth can benefit both overall portfolio dividend growth and total return.

Allspring Utility and Telecommunications Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2021 to March 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2021	Ending account value 3-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,123.31	$5.51	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24	1.04%
Class C
Actual	$1,000.00	$1,118.89	$9.51	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$9.05	1.80%
Administrator Class
Actual	$1,000.00	$1,123.77	$4.87	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63	0.92%
Institutional Class
Actual	$1,000.00	$1,124.53	$3.81	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63	0.72%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Utility and Telecommunications Fund

Portfolio of investments—March 31, 2022

	Shares	Value
Common stocks: 98.75%
Communication services: 5.97%
Diversified telecommunication services: 2.97%
Verizon Communications Incorporated	274,564	$ 13,986,290
Media: 3.00%
Comcast Corporation Class A	300,954	14,090,666
Consumer discretionary: 1.17%
Specialty retail: 1.17%
The Home Depot Incorporated	18,381	5,501,985
Consumer staples: 0.52%
Food & staples retailing: 0.52%
Walmart Incorporated	16,335	2,432,608
Financials: 1.15%
Banks: 1.15%
JPMorgan Chase & Company	39,772	5,421,719
Health care: 3.21%
Biotechnology: 1.60%
Amgen Incorporated	31,093	7,518,909
Health care providers & services: 1.61%
UnitedHealth Group Incorporated	14,830	7,562,855
Information technology: 6.37%
Communications equipment: 3.25%
Cisco Systems Incorporated	274,509	15,306,622
IT services: 3.12%
MasterCard Incorporated Class A	20,588	7,357,739
Visa Incorporated Class A	32,898	7,295,789
		14,653,528
Real estate: 3.50%
Equity REITs: 3.50%
American Tower Corporation	65,522	16,460,437
Utilities: 76.86%
Electric utilities: 44.28%
Alliant Energy Corporation	100,158	6,257,872
American Electric Power Company Incorporated	210,292	20,980,833
Constellation Energy Corporation	134,863	7,586,044
Duke Energy Corporation	207,113	23,126,238
Entergy Corporation	77,022	8,992,319
Evergy Incorporated	113,357	7,746,817
Eversource Energy	114,884	10,131,620
Exelon Corporation	404,591	19,270,669
FirstEnergy Corporation	205,868	9,441,106
NextEra Energy Incorporated	703,959	59,632,367
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  11

Portfolio of investments—March 31, 2022

	Shares	Value
Electric utilities (continued)
The Southern Company	246,693	$ 17,887,709
Xcel Energy Incorporated	238,866	17,238,959
		208,292,553
Gas utilities: 3.56%
Atmos Energy Corporation	97,312	11,627,811
ONE Gas Incorporated	58,135	5,129,832
		16,757,643
Multi-utilities: 26.65%
Ameren Corporation	133,679	12,533,743
CenterPoint Energy Incorporated	361,174	11,066,371
CMS Energy Corporation	208,002	14,547,660
Dominion Energy Incorporated	298,369	25,352,414
DTE Energy Company	103,797	13,723,001
Public Service Enterprise Group Incorporated	158,388	11,087,160
Sempra Energy	131,761	22,151,661
WEC Energy Group Incorporated	149,041	14,875,782
		125,337,792
Water utilities: 2.37%
American Water Works Company Incorporated	67,273	11,135,700
Total Common stocks (Cost $288,104,756)		464,459,307

		Yield
Short-term investments: 0.53%
Investment companies: 0.53%
Allspring Government Money Market Fund Select Class ♠∞		0.18%	2,507,848	2,507,848
Total Short-term investments (Cost $2,507,848)				2,507,848
Total investments in securities (Cost $290,612,604)	99.28%			466,967,155
Other assets and liabilities, net	0.72			3,387,854
Total net assets	100.00%			$470,355,009

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Utility and Telecommunications Fund

Portfolio of investments—March 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,837,687	$39,806,178	$(43,136,017)	$0	$0	$2,507,848	2,507,848	$1,904
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  13

Statement of assets and liabilities—March 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $288,104,756)	$ 464,459,307
Investments in affiliated securities, at value (cost $2,507,848)	2,507,848
Receivable for investments sold	6,351,666
Receivable for dividends	368,603
Receivable for Fund shares sold	337,891
Prepaid expenses and other assets	29,094
Total assets	474,054,409
Liabilities
Payable for investments purchased	3,082,864
Management fee payable	209,940
Payable for Fund shares redeemed	172,330
Administration fees payable	75,098
Trustees’ fees and expenses payable	3,615
Distribution fee payable	2,697
Accrued expenses and other liabilities	152,856
Total liabilities	3,699,400
Total net assets	$470,355,009
Net assets consist of
Paid-in capital	$ 259,156,003
Total distributable earnings	211,199,006
Total net assets	$470,355,009
Computation of net asset value and offering price per share
Net assets – Class A	$ 379,163,717
Shares outstanding – Class A1	17,655,440
Net asset value per share – Class A	$21.48
Maximum offering price per share – Class A2	$22.79
Net assets – Class C	$ 4,547,704
Shares outstanding – Class C1	210,555
Net asset value per share – Class C	$21.60
Net assets – Administrator Class	$ 7,447,201
Shares outstanding – Administrator Class[1]	346,124
Net asset value per share – Administrator Class	$21.52
Net assets – Institutional Class	$ 79,196,387
Shares outstanding – Institutional Class[1]	3,689,676
Net asset value per share – Institutional Class	$21.46
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Utility and Telecommunications Fund

Statement of operations—year ended March 31, 2022

Investment income
Dividends	$ 11,578,434
Income from affiliated securities	1,904
Total investment income	11,580,338
Expenses
Management fee	2,941,561
Administration fees
Class A	777,672
Class C	10,936
Administrator Class	7,317
Institutional Class	92,809
Shareholder servicing fees
Class A	925,684
Class C	12,966
Administrator Class	14,072
Distribution fee
Class C	38,551
Custody and accounting fees	20,050
Professional fees	47,919
Registration fees	66,227
Shareholder report expenses	49,841
Trustees’ fees and expenses	20,254
Other fees and expenses	16,759
Total expenses	5,042,618
Less: Fee waivers and/or expense reimbursements
Fund-level	(444,442)
Class A	(81,366)
Class C	(12)
Administrator Class	(3,445)
Institutional Class	(8,188)
Net expenses	4,505,165
Net investment income	7,075,173
Realized and unrealized gains (losses) on investments
Net realized gains on investments	34,747,201
Net change in unrealized gains (losses) on investments	16,262,033
Net realized and unrealized gains (losses) on investments	51,009,234
Net increase in net assets resulting from operations	$58,084,407
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  15

Statement of changes in net assets

	Year ended March 31, 2022		Year ended March 31, 2021
Operations
Net investment income		$ 7,075,173		$ 6,854,079
Net realized gains on investments		34,747,201		48,447,575
Net change in unrealized gains (losses) on investments		16,262,033		24,852,185
Net increase in net assets resulting from operations		58,084,407		80,153,839
Distributions to shareholders from
Net investment income and net realized gains
Class A		(44,877,027)		(45,244,979)
Class C		(572,530)		(911,494)
Administrator Class		(791,404)		(364,999)
Institutional Class		(9,166,657)		(8,269,341)
Total distributions to shareholders		(55,407,618)		(54,790,813)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,015,898	22,075,851	1,290,321	28,237,989
Class C	37,936	829,370	49,123	1,078,714
Administrator Class	247,879	5,407,252	57,401	1,245,633
Institutional Class	1,249,622	26,754,319	2,239,542	48,698,035
		55,066,792		79,260,371
Reinvestment of distributions
Class A	2,096,156	42,565,818	2,051,387	42,893,752
Class C	27,825	565,194	43,020	901,317
Administrator Class	38,712	787,414	17,204	360,586
Institutional Class	448,365	9,114,183	391,341	8,188,340
		53,032,609		52,343,995
Payment for shares redeemed
Class A	(2,391,654)	(51,265,683)	(2,217,981)	(47,844,571)
Class C	(150,982)	(3,277,302)	(303,611)	(6,751,214)
Administrator Class	(82,475)	(1,755,120)	(53,680)	(1,165,354)
Institutional Class	(1,067,904)	(22,740,013)	(1,845,506)	(40,399,867)
		(79,038,118)		(96,161,006)
Net increase in net assets resulting from capital share transactions		29,061,283		35,443,360
Total increase in net assets		31,738,072		60,806,386
Net assets
Beginning of period		438,616,937		377,810,551
End of period		$470,355,009		$438,616,937
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.47	$20.19	$24.03	$20.46	$20.01
Net investment income	0.33	0.34	0.34	0.32	0.34
Net realized and unrealized gains (losses) on investments	2.40	3.82	0.02	3.65	0.47
Total from investment operations	2.73	4.16	0.36	3.97	0.81
Distributions to shareholders from
Net investment income	(0.32)	(0.35)	(0.34)	(0.34)	(0.36)
Net realized gains	(2.40)	(2.53)	(3.86)	(0.06)	0.00
Total distributions to shareholders	(2.72)	(2.88)	(4.20)	(0.40)	(0.36)
Net asset value, end of period	$21.48	$21.47	$20.19	$24.03	$20.46
Total return[1]	13.62%	21.23%	0.04%	19.59%	4.00%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.17%	1.17%	1.19%	1.17%
Net expenses	1.04%	1.04%	1.09%	1.14%	1.14%
Net investment income	1.52%	1.58%	1.42%	1.47%	1.60%
Supplemental data
Portfolio turnover rate	11%	20%	49%	10%	7%
Net assets, end of period (000s omitted)	$379,164	$363,540	$319,200	$337,848	$287,047

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.57	$20.25	$24.06	$20.47	$20.01
Net investment income	0.17 [1]	0.17 [1]	0.16 [1]	0.16 [1]	0.13
Net realized and unrealized gains (losses) on investments	2.40	3.85	0.01	3.63	0.52
Total from investment operations	2.57	4.02	0.17	3.79	0.65
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.12)	(0.14)	(0.19)
Net realized gains	(2.40)	(2.53)	(3.86)	(0.06)	0.00
Total distributions to shareholders	(2.54)	(2.70)	(3.98)	(0.20)	(0.19)
Net asset value, end of period	$21.60	$21.57	$20.25	$24.06	$20.47
Total return[2]	12.75%	20.34%	(0.73)%	18.65%	3.24%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.91%	1.92%	1.94%	1.92%
Net expenses	1.80%	1.80%	1.86%	1.89%	1.89%
Net investment income	0.77%	0.80%	0.63%	0.74%	0.85%
Supplemental data
Portfolio turnover rate	11%	20%	49%	10%	7%
Net assets, end of period (000s omitted)	$4,548	$6,379	$10,274	$19,618	$41,729

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.51	$20.22	$24.05	$20.48	$20.03
Net investment income	0.37	0.37	0.36	0.36	0.37
Net realized and unrealized gains (losses) on investments	2.39	3.83	0.04	3.65	0.48
Total from investment operations	2.76	4.20	0.40	4.01	0.85
Distributions to shareholders from
Net investment income	(0.35)	(0.38)	(0.37)	(0.38)	(0.40)
Net realized gains	(2.40)	(2.53)	(3.86)	(0.06)	0.00
Total distributions to shareholders	(2.75)	(2.91)	(4.23)	(0.44)	(0.40)
Net asset value, end of period	$21.52	$21.51	$20.22	$24.05	$20.48
Total return	13.76%	21.39%	0.20%	19.80%	4.21%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.09%	1.09%	1.11%	1.09%
Net expenses	0.92%	0.92%	0.94%	0.95%	0.95%
Net investment income	1.63%	1.70%	1.49%	1.66%	1.80%
Supplemental data
Portfolio turnover rate	11%	20%	49%	10%	7%
Net assets, end of period (000s omitted)	$7,447	$3,054	$2,449	$5,296	$4,702
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.46	$20.18	$24.01	$20.45	$20.00
Net investment income	0.40	0.43	0.44	0.41	0.41
Net realized and unrealized gains (losses) on investments	2.39	3.80	0.01	3.62	0.47
Total from investment operations	2.79	4.23	0.45	4.03	0.88
Distributions to shareholders from
Net investment income	(0.39)	(0.42)	(0.42)	(0.41)	(0.43)
Net realized gains	(2.40)	(2.53)	(3.86)	(0.06)	0.00
Total distributions to shareholders	(2.79)	(2.95)	(4.28)	(0.47)	(0.43)
Net asset value, end of period	$21.46	$21.46	$20.18	$24.01	$20.45
Total return	13.94%	21.62%	0.42%	20.03%	4.38%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.84%	0.86%	0.84%
Net expenses	0.72%	0.72%	0.75%	0.78%	0.78%
Net investment income	1.84%	1.92%	1.76%	1.83%	1.95%
Supplemental data
Portfolio turnover rate	11%	20%	49%	10%	7%
Net assets, end of period (000s omitted)	$79,196	$65,644	$45,888	$42,427	$31,548
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Utility and Telecommunications Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Utility and Telecommunications Fund (the "Fund") which is a non-diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Allspring Utility and Telecommunications Fund  |  21

Notes to financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2022, the aggregate cost of all investments for federal income tax purposes was $290,635,338 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$176,331,817
Gross unrealized losses	0
Net unrealized gains	$176,331,817
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 28,076,956	$0	$0	$ 28,076,956
Consumer discretionary	5,501,985	0	0	5,501,985
Consumer staples	2,432,608	0	0	2,432,608
Financials	5,421,719	0	0	5,421,719
Health care	15,081,764	0	0	15,081,764
Information technology	29,960,150	0	0	29,960,150
Real estate	16,460,437	0	0	16,460,437
Utilities	361,523,688	0	0	361,523,688
Short-term investments
Investment companies	2,507,848	0	0	2,507,848
Total assets	$466,967,155	$0	$0	$466,967,155
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2022, the Fund did not have any transfers into/out of Level 3.

22  |  Allspring Utility and Telecommunications Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2022, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

Allspring Utility and Telecommunications Fund  |  23

Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.05%
Class C	1.80
Administrator Class	0.92
Institutional Class	0.72
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2022, Allspring Funds Distributor received $13,389 from the sale of Class A shares and $9 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended March 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2022 were $49,771,412 and $68,640,332, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended March 31, 2022, there were no borrowings by the Fund under the agreement.

24  |  Allspring Utility and Telecommunications Fund

Notes to financial statements
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:
	Year ended March 31
	2022	2021
Ordinary income	$ 6,960,059	$ 7,384,043
Long-term capital gain	48,447,559	47,406,770
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$113,256	$34,759,621	$176,331,817
8. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in the utility sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Utility and Telecommunications Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Utility and Telecommunications Fund (formerly, Wells Fargo Utility and Telecommunications Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2022

26  |  Allspring Utility and Telecommunications Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $48,447,559 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $6,960,059 of income dividends paid during the fiscal year ended March 31, 2022 has been designated as qualified dividend income (QDI).
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Utility and Telecommunications Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Utility and Telecommunications Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Utility and Telecommunications Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Utility and Telecommunications Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00041 05-22
A318/AR318 03-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	March 31, 2022	March 31, 2021
Audit fees	$239,400	$253,820
Audit-related fees	—	—
Tax fees (1)	34,385	33,220
All other fees	—	—

	$273,785	$287,040

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:
/s/ Andrew Owen
Andrew Owen
President

Date: May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:
/s/ Andrew Owen
Andrew Owen
President

Date: May 25, 2022

By:
/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: May 25, 2022